UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.    )

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☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under § 240.14a-12
Duolingo, Inc.
(Name of Registrant as Specified in its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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Duolingo, Inc.
5900 Penn Avenue
Pittsburgh, Pennsylvania 15206
April 17, 2026
Dear Fellow Stockholders:
On behalf of the Board of Directors, I cordially invite you to attend the 2026 annual meeting of stockholders (the “Annual Meeting”) of Duolingo, Inc., which will be held on Wednesday, June 3, 2026, beginning at 11:00 a.m., Eastern Time. The Annual Meeting will be a completely virtual meeting, which will be conducted via live webcast.
In accordance with the Securities and Exchange Commission rules allowing companies to furnish proxy materials to their stockholders over the Internet, we have sent stockholders of record as of the close of business on April 7, 2026 a Notice of Internet Availability of Proxy Materials. The notice contains instructions on how to access our Proxy Statement and Annual Report and vote online. If you would like to receive a printed copy of our proxy materials from us instead of downloading a printable version from the Internet, please follow the instructions for requesting such materials included in the notice, as well as in the attached Proxy Statement.
Attached to this letter are a Notice of Annual Meeting of Stockholders and Proxy Statement, which describe the business to be conducted at the Annual Meeting.
Your vote is important to us. Please act as soon as possible to vote your shares. It is important that your shares be represented at the meeting whether or not you plan to attend the Annual Meeting via the Internet. Please vote electronically over the Internet, by telephone or, if you receive a paper copy of the proxy card by mail, by returning your signed proxy card in the envelope provided. You may also vote your shares online during the Annual Meeting. Instructions on how to vote while participating at the meeting live via the Internet are posted at www.virtualshareholdermeeting.com/DUOL2026.
On behalf of the Board of Directors and management, it is my pleasure to express our appreciation for your continued support.

Luis von Ahn
Co-Founder, Chief Executive Officer and Chairman of the Board

Notice of Annual Meeting of Stockholders
To be held on June 3, 2026
Notice is hereby given that the Annual Meeting of Stockholders of Duolingo, Inc., a Delaware corporation, will be held on Wednesday, June 3, 2026, at 11:00 a.m., Eastern Time.
The Annual Meeting will be a completely virtual meeting, which will be conducted via live webcast. You will be able to attend the Annual Meeting online and submit your questions during the meeting by visiting www.virtualshareholdermeeting.com/DUOL2026 and entering your 16-digit control number included on your Notice of Internet Availability of Proxy Materials or your proxy card.
For instructions on how to attend and vote your shares at the Annual Meeting, see the information in the accompanying Proxy Statement in the section titled “General Information about the Annual Meeting and Voting—How can I attend and vote at the Annual Meeting?”
The Annual Meeting is being held:

To elect Amy Bohutinsky, Bonnie Ross and Jim Shelton as Class II directors to hold office until the Company’s annual meeting of stockholders to be held in 2029 and until their respective successors have been duly elected and qualified;

To ratify the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026;
To approve, on an advisory (non-binding) basis, the compensation of our named executive officers; and
To transact such other business as may properly come before the Annual Meeting or any continuation, postponement or adjournment thereof.
These items of business are described in the Proxy Statement that follows this notice. Holders of record of our common stock, composed of Class A common stock and Class B common stock, as of the close of business on April 7, 2026 are entitled to notice of and to vote at the Annual Meeting, or any continuation, postponement or adjournment thereof.
Your vote is important. Voting your shares will ensure the presence of a quorum at the Annual Meeting and will save us the expense of further solicitation.
This Notice of Annual Meeting and Proxy Statement are first being distributed or made available, as the case may be, on or about April 17, 2026.
Please promptly vote your shares by following the instructions for voting on the Notice Regarding the Availability of Proxy Materials or, if you received a paper or electronic copy of our proxy materials, by completing, signing, dating and returning your proxy card or by Internet or telephone voting as described on your proxy card.
By Order of the Board of Directors,

Luis von Ahn Co-Founder, Chief Executive Officer and Chairman of the Board

Important Notice Regarding the Availability of Proxy Materials for the Annual Stockholder Meeting: Our Proxy Statement and our Annual Report are available free of charge at www.proxyvote.com.

DUOLINGO 2026 PROXY STATEMENT	i

Forward-Looking Statements
This proxy statement (this “Proxy Statement”) contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. We intend such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in Section 27A of the Securities Act of 1933, as amended (the “Securities Act”) and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). All statements contained in this Proxy Statement that do not relate to matters of historical fact should be considered forward-looking statements, including, without limitation, statements regarding our business model and growth strategy and our corporate responsibility and impact initiatives. Without limiting the generality of the foregoing, you can identify forward-looking statements because they contain words such as “may,” “will,” “shall,” “should,” “expects,” “plans,” “anticipates,” “could,” “intends,” “target,” “projects,” “contemplates,” “believes,” “estimates,” “predicts,” “potential,” “goal,” “objective,” “seeks,” or “continue” or the negative of these words or other similar terms or expressions that concern our expectations, strategy, plans, or intentions. Such forward-looking statements are neither promises nor guarantees, but involve a number of known and unknown risks, uncertainties and assumptions that may cause our actual results, performance or achievements to differ materially from those expressed or implied in the forward-looking statements due to various factors, including, but not limited to the important factors more fully detailed under the caption "Risk Factors" in our Annual Report on Form 10-K for the fiscal year ended December 31, 2025, as any such factors may be updated from time to time in our periodic reports filed with the SEC, which are accessible on the SEC’s website at www.sec.gov and the Investor Relations section of the Company’s website at investors.duolingo.com. All forward-looking statements speak only as of the date of this Proxy Statement. While we may elect to update such forward-looking statements at some point in the future, we disclaim any obligation to do so, even if subsequent events cause our views to change.
Additionally, our discussion of certain environmental, social and governance and related corporate responsibility (“ESG”) matters in this or other disclosures, including our corporate website (which information contained on or available through our corporate website is not incorporated by reference into, and should not be considered to be a part of, this Proxy Statement) is informed by various ESG standards and frameworks (including standards for the measurement of underlying data) and the interests of various stakeholders. As such, such information may not, and should not be interpreted as necessarily being, “material” under the federal securities laws for SEC reporting purposes. ESG standards use varying definitions of materiality that may differ from, and are often more expansive than, the definition under federal securities laws. Furthermore, much of this ESG information is subject to methodologies or third-party information that is still evolving and subject to change.

Duolingo, Inc.
5900 Penn Avenue
Pittsburgh, Pennsylvania 15206
PROXY STATEMENT
FOR THE ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON JUNE 3, 2026
This proxy statement (the “Proxy Statement”) and our annual report for the fiscal year ended December 31, 2025 (the “Annual Report” and, together with this Proxy Statement, the “proxy materials”) are being furnished by and on behalf of the board of directors (the “Board” or “Board of Directors”) of Duolingo, Inc. (the “Company,” “Duolingo,” “we,” “us,” or “our”), in connection with our 2026 annual meeting of stockholders (the “Annual Meeting”). The Notice of Annual Meeting and this Proxy Statement are first being distributed or made available, as the case may be, to stockholders on or about April 17, 2026.

General Information About the Annual Meeting and Voting
Meeting Information:
Date: Wednesday, June 3, 2026
Time: 11:00 a.m.
Location: Virtual-only
When and where will the Annual Meeting be held?
The Annual Meeting will be held on Wednesday, June 3, 2026 at 11:00 a.m., Eastern Time. The Annual Meeting will be a completely virtual meeting, which will be conducted via live webcast. You will be able to attend the Annual Meeting online and submit your questions during the meeting by visiting www.virtualshareholdermeeting.com/DUOL2026 and entering your 16-digit control number included in your Notice of Internet Availability of Proxy Materials, on your proxy card or on the instructions that accompanied your proxy materials. If you lose your 16-digit control number, you may join the Annual Meeting as a “Guest” but you will not be able to vote or ask questions.
What are the purposes of the Annual Meeting?
The purpose of the Annual Meeting is to vote on the following items described in this Proxy Statement:
•Proposal No. 1: Election of the three director nominees listed in this Proxy Statement.
•Proposal No. 2: Ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2026.
•Proposal No. 3: Approval, on an advisory (non-binding) basis, of the compensation of our named executive officers (“Say-on-Pay” Vote).

Are there any matters to be voted on at the Annual Meeting that are not included in this Proxy Statement?
At the date this Proxy Statement went to press, we did not know of any matters to be properly presented at the Annual Meeting other than those referred to in this Proxy Statement. If other matters are properly presented at the meeting or any adjournment or postponement thereof for consideration, and you are a stockholder of record and have submitted a proxy card, the persons named in your proxy card will have the discretion to vote on those matters for you.

DUOLINGO 2026 PROXY STATEMENT	2

How do I vote my shares without attending the Annual Meeting?
We recommend that stockholders vote by proxy even if they plan to attend the Annual Meeting and vote electronically. If you are a stockholder of record, there are three ways to vote by proxy:
By Internet:
You can vote over the Internet at www.proxyvote.com by following the instructions on the Notice and Access Card or proxy card;
By Telephone:
You can vote by telephone by calling 1-800-690-6903 and following the instructions on the proxy card; or
By Mail:
You can vote by mail by signing, dating and mailing the proxy card, which you may have received by mail.
Internet and Telephone voting facilities for stockholders of record will be available 24 hours a day and will close at 11:59 p.m., Eastern Time, on June 2, 2026.
If your shares are held in the name of a bank, broker or other holder of record, you will receive instructions on how to vote from the bank, broker or holder of record. You must follow the instructions of such bank, broker or holder of record in order for your shares to be voted.

How many votes are required to approve each proposal?
The table below summarizes the proposals that will be voted on, the vote required to approve each item and how votes are counted:

DUOLINGO 2026 PROXY STATEMENT	3

Proposal	Votes Required for Approval	Voting Options	Impact of “Withhold” or “Abstain” Votes	Impact of Broker Non-Votes

Proposal No. 1: Election of Directors	The plurality of the votes cast. This means that the three nominees receiving the highest number of affirmative “FOR” votes will be elected as Class II directors.	“FOR ALL” “WITHHOLD ALL” “FOR ALL EXCEPT”	None	None(1)

Proposal No. 2: Ratification of Appointment of Independent Registered Public Accounting Firm for the fiscal year ending December 31, 2026.	The affirmative vote of the holders of a majority in voting power of the votes cast (excluding abstentions and broker non-votes) on such matter.	“FOR” “AGAINST” “ABSTAIN”	None(2)	None(3)

Proposal No. 3: Approval, on an advisory (non-binding) basis, the compensation of our named executive officers (“Say-on-Pay” Vote)	The affirmative vote of the holders of a majority in voting power of the votes cast (excluding abstentions and broker non-votes) on such matter.	“FOR” “AGAINST” “ABSTAIN”	None(2)	None(1)
(1)As this proposal is not considered a routine matter, brokers lack authority to exercise their discretion to vote uninstructed shares on this proposal, and broker non-votes will have no effect on this proposal.
(2)A vote marked as an “Abstention” is not considered a vote cast and will, therefore, not affect the outcome of this proposal.

(3)As this proposal is considered a routine matter, brokers are permitted to exercise their discretion to vote uninstructed shares on this proposal. As a result, we do not expect any broker non-votes on this proposal.

Why did I receive a notice in the mail regarding the Internet availability of proxy materials instead of a paper copy of proxy materials?
The rules of the Securities and Exchange Commission (the “SEC”) permit us to furnish proxy materials, including this Proxy Statement and the Annual Report, to our stockholders by providing access to such documents on the Internet instead of mailing printed copies. Stockholders will not receive paper copies of the proxy materials unless they request them. Instead, the Notice of Internet Availability of Proxy Materials (the “Notice and Access Card”) provides instructions on how to access and review on the Internet all of the proxy materials. The Notice and Access Card also instructs you as to how to authorize via the Internet or telephone your proxy to vote your shares according to your voting instructions. If you would like to receive a paper or email copy of our proxy materials, you should follow the instructions for requesting such materials described in the Notice and Access Card.
What does it mean if I receive more than one Notice and Access Card or more than one set of proxy materials?

DUOLINGO 2026 PROXY STATEMENT	4

It means that your shares are held in more than one account at the transfer agent and/or with banks or brokers. Please vote all of your shares. To ensure that all of your shares are voted, for each Notice and Access Card or set of proxy materials, please submit your proxy by phone, via the Internet, or, if you received printed copies of the proxy materials, by signing, dating and returning the enclosed proxy card in the enclosed envelope.
Can I vote my shares by filling out and returning the Notice and Access Card?
No. The Notice and Access Card identifies the items to be voted on at the Annual Meeting, but you cannot vote by marking the Notice and Access Card and returning it. If you would like a paper proxy card, you should follow the instructions in the Notice and Access Card. The paper proxy card you receive will also provide instructions as to how to authorize via the Internet or telephone your proxy to vote your shares according to your voting instructions. Alternatively, you can mark the paper proxy card with how you would like your shares voted, sign and date the proxy card, and return it in the envelope provided.
Who is entitled to vote at the Annual Meeting?
Holders of record of shares of our common stock, composed of our Class A common stock and our Class B common stock, as of the close of business on April 7, 2026 (the “Record Date”) will be entitled to notice of and to vote at the Annual Meeting and any continuation, postponement or adjournment thereof. At the close of business on the Record Date, there were 40,425,975 shares of our Class A common stock and 6,356,052 shares of our Class B common stock issued and outstanding and entitled to vote. The rights of holders of Class A and Class B common stock are identical, except voting and conversion rights. Each share of Class A common stock is entitled to one vote, and each share of Class B common stock is entitled to 20 votes and is convertible at any time into one share of Class A common stock.
To participate and vote at the Annual Meeting, you will need the 16-digit control number included in your Notice and Access Card, on your proxy card or on the instructions that accompanied your proxy materials. If your shares are held in “street name,” you should contact your bank or broker to obtain your 16-digit control number or otherwise vote through the bank or broker. If you lose your 16-digit control number, you may join the Annual Meeting as a “Guest” but you will not be able to vote or ask questions. The meeting webcast will begin promptly at 11:00 a.m., Eastern Time. We encourage you to access the meeting prior to the start time. Online check-in will begin at 11:15 a.m., Eastern Time, and you should allow ample time for the check-in procedures. You will need to obtain your own Internet access if you choose to attend the Annual Meeting online and/or vote over the Internet.
What is the difference between being a “record holder” and holding shares in “street name”?
A record holder (also called a “registered holder”) holds shares in his or her name. Shares held in “street name” means that shares are held in the name of a bank, broker or other nominee on the holder’s behalf.
What do I do if my shares are held in “street name”?
If your shares are held in a brokerage account or by a bank or other holder of record, you are considered the “beneficial owner” of shares held in “street name.” The Notice and Access Card or the proxy materials, if you elected to receive a hard copy, has been forwarded to you by your broker, bank or other nominee who is considered, with respect to those shares, the stockholder of record. As the beneficial owner, you have the right to direct your broker, bank or other holder of record on how to vote your shares by following their instructions for voting. Please refer to information from your bank, broker or other nominee on how to submit your voting instructions.
How many shares must be present to hold the Annual Meeting?

DUOLINGO 2026 PROXY STATEMENT	5

A quorum must be present at the Annual Meeting for any business to be conducted. The holders of a majority in voting power of the stock issued and outstanding and entitled to vote, present in person, or by remote communication, if applicable, or represented by proxy, constitutes a quorum for transaction of business at the Annual Meeting. If you sign and return your paper proxy card or authorize a proxy to vote electronically or telephonically, your shares will be counted to determine whether we have a quorum even if you abstain or fail to vote as indicated in the proxy materials.
Broker non-votes will also be considered present for the purpose of determining whether there is a quorum for the Annual Meeting.
What are “broker non-votes”?
A “broker non-vote” occurs when shares held by a broker in “street name” for a beneficial owner are not voted with respect to a proposal because (1) the broker has not received voting instructions from the stockholder who beneficially owns the shares and (2) the broker lacks the authority to vote the shares at their discretion. Proposals No. 1 and No. 3 are considered non-discretionary matters, and a broker will lack the authority to vote uninstructed shares at their discretion on such proposals. Proposal No. 2 is considered a discretionary matter, and a broker will be permitted to exercise its discretion to vote uninstructed shares on this proposal and, as a result, we do not expect any broker non-votes on Proposal No. 2.
What if a quorum is not present at the Annual Meeting?
If a quorum is not present or represented at the scheduled time of the Annual Meeting, (i) the chairperson of the Annual Meeting or (ii) a majority in voting power of the stockholders entitled to vote at the Annual Meeting, present in person or by remote communication, if applicable, or represented by proxy, may adjourn the Annual Meeting until a quorum is present or represented.
How can I attend and vote at the Annual Meeting?
We will be hosting the Annual Meeting live via audio webcast. Any stockholder can attend the Annual Meeting live online at www.virtualshareholdermeeting.com/DUOL2026. If you were a stockholder as of the Record Date, or you hold a valid proxy for the Annual Meeting, you can vote at the Annual Meeting. A summary of the information you need to attend the Annual Meeting online is provided below:
•Instructions on how to attend and participate via the Internet, including how to demonstrate proof of stock ownership, are posted at www.virtualshareholdermeeting.com/DUOL2026.
•Assistance with questions regarding how to attend and participate via the Internet will be provided at www.virtualshareholdermeeting.com/DUOL2026 on the day of the Annual Meeting.
•Webcast starts at 11:00 a.m., Eastern Time.
•You will need your 16-Digit Control Number to enter the Annual Meeting.
•Stockholders may submit questions while attending the Annual Meeting via the Internet.
To attend and participate in the Annual Meeting, you will need the 16-digit control number included in your Notice and Access Card, on your proxy card or on the instructions that accompanied your proxy materials. If your shares are held in “street name,” you should contact your bank or broker to obtain your 16-digit control number or otherwise vote through the bank or broker. If you lose your 16-digit control number, you may join the Annual Meeting as a “Guest” but you will not be able to vote or ask questions.

Will there be a question and answer session during the Annual Meeting?

DUOLINGO 2026 PROXY STATEMENT	6

As part of the Annual Meeting, we will hold a live Q&A session, during which we intend to answer questions submitted online during or prior to the meeting that are pertinent to the Company and the meeting matters, as time permits. Only stockholders that have accessed the Annual Meeting as a stockholder (rather than a “Guest”) by following the procedures outlined above in “Who can attend the Annual Meeting?” will be permitted to submit questions during the Annual Meeting. Each stockholder is limited to no more than two questions. Questions should be succinct and only cover a single topic. We will not address questions that are, among other things:
•irrelevant to the business of the Company or to the business of the Annual Meeting;
•related to material non-public information of the Company, including the status or results of our business since our most recent public disclosure;
•related to any pending, threatened or ongoing litigation;
•related to personal grievances;
•derogatory references to individuals or that are otherwise in bad taste;
•substantially repetitious of questions already made by another stockholder;
•in excess of the two question limit;
•in furtherance of the stockholder’s personal or business interests; or
•out of order or not otherwise suitable for the conduct of the Annual Meeting as determined by the Chair or Secretary in their reasonable judgment.
Additional information regarding the Q&A session will be available in the “Rules of Conduct” available on the Annual Meeting webpage for stockholders that have accessed the Annual Meeting as a stockholder (rather than a “Guest”) by following the procedures outlined above.
What if during the check-in time or during the Annual Meeting I have technical difficulties or trouble accessing the virtual meeting website?
We will have technicians ready to assist you with any technical difficulties you may have accessing the virtual meeting website. If you encounter any difficulties accessing the virtual meeting website during the check-in or meeting time, a technical assistance phone number will be made available on the virtual meeting registration page 15 minutes prior to the start time of the meeting.
How does the Board recommend that I vote?
The Board recommends that you vote:
•FOR each of the director nominees set forth in this Proxy Statement.
•FOR the ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2026.
•FOR the approval, on an advisory (non-binding) basis, of the compensation of our named executive officers.
What if I do not specify how my shares are to be voted?
If you submit a proxy but do not indicate any voting instructions, the persons named as proxies will vote in accordance with the recommendations of the Board. The Board’s recommendations are set forth above, as well as with the description of each proposal in this Proxy Statement.

DUOLINGO 2026 PROXY STATEMENT	7

Who will count the votes?
Representatives of Broadridge Financial Solutions, Inc. (“Broadridge”) will tabulate the votes, and a representative of Broadridge will act as inspector of election.
Can I revoke or change my vote after I submit my proxy?
Yes. Whether you have voted by Internet, telephone or mail, if you are a stockholder of record, you may change your vote and revoke your proxy by:
•sending a written statement to that effect to the attention of our Corporate Secretary at our corporate offices, provided such statement is received no later than June 2, 2026;
•voting again by Internet or telephone at a later time before the closing of those voting facilities at 11:59 p.m., Eastern Time, on June 2, 2026;
•submitting a properly signed proxy card with a later date that is received no later than June 2, 2026; or
•attending the Annual Meeting, revoking your proxy and voting again.
If you hold shares in street name, you may submit new voting instructions by contacting your bank, broker or other nominee. You may also change your vote or revoke your proxy online at the Annual Meeting if you obtain a signed proxy from the record holder (broker, bank or other nominee) giving you the right to vote the shares.
Your most recent proxy card or telephone or Internet proxy is the one that is counted. Your attendance at the Annual Meeting by itself will not revoke your proxy unless you give written notice of revocation to the Company before your proxy is voted or you vote online at the Annual Meeting.
Who will pay for the cost of this proxy solicitation?
We will pay the cost of soliciting proxies. Proxies may be solicited on our behalf by directors, officers or employees (for no additional compensation) in person or by telephone, electronic transmission and facsimile transmission. Brokers and other nominees will be requested to solicit proxies or authorizations from beneficial owners and will be reimbursed for their reasonable expenses.
Where can I find the results of the Annual Meeting?
We plan to announce preliminary voting results at the Annual Meeting and we will report the final results in a Current Report on Form 8-K, which we intend to file with the SEC within the prescribed timing after the annual meeting.
Why hold a virtual meeting?
We want to provide expanded access, improved communication and cost savings for our stockholders and the Company while providing stockholders the same rights and opportunities to participate as they would have at an in-person meeting. Furthermore, as part of our effort to maintain a safe and healthy environment for our directors, members of management and stockholders who wish to attend the Annual Meeting, we believe that hosting a virtual meeting is in the best interest of the Company and its stockholders and a virtual meeting enables increased stockholder attendance and participation because stockholders can participate from any location around the world.

DUOLINGO 2026 PROXY STATEMENT	8

Proposal No. 1: Election of Directors

Board Size and Structure
Our amended and restated certificate of incorporation, as currently in effect (“Certificate of Incorporation”) provides that the number of directors shall be established from time to time by our Board of Directors. Our Board of Directors has fixed the number of directors at nine, and we currently have nine directors serving on the Board.
Our Certificate of Incorporation provides that the Board be divided into three classes, designated as Class I, Class II and Class III, with the number serving on each class in as equal number as possible. Each class of directors must stand for re-election no later than the third annual meeting of stockholders subsequent to their initial appointment or election to the Board, provided that the term of each director will continue until the election and qualification of his or her successor and is subject to his or her earlier death, resignation or removal. Generally, vacancies or newly created directorships on the Board will be filled only by vote of a majority of the directors then in office, or by a sole remaining director. A director appointed by the Board to fill a vacancy will hold office until the next election of the class for which such director was chosen, subject to the election and qualification of his or her successor and his or her earlier death, resignation, retirement, disqualification or removal.
Nominees for Director
Ms. Bohutinsky, Ms. Ross and Mr. Shelton have been nominated by the Board to stand for election at this Annual Meeting. As the directors assigned to Class II, Ms. Bohutinsky, Ms. Ross and Mr. Shelton’s current terms of service will expire at this Annual Meeting. If elected by the stockholders at the Annual Meeting, Ms. Bohutinsky, Ms. Ross and Mr. Shelton will each serve for a three-year term expiring at our annual meeting of stockholders to be held in 2029 (the “2029 Annual Meeting”) and until the election and qualification of his successor or until his earlier death, resignation or removal.
Each person nominated for election has agreed to serve if elected, and management has no reason to believe that any nominee will be unable to serve. If, however, prior to the Annual Meeting, the Board of Directors should learn that any nominee will be unable to serve for any reason, the proxies that otherwise would have been voted for this nominee will be voted for a substitute nominee as selected by the Board. Alternatively, the proxies, at the Board’s discretion, may be voted for that fewer number of nominees as results from the inability of any nominee to serve.
Current Directors and terms:

Class I Directors:
•Bing Gordon •John Lilly •Mario Schlosser Current terms expire 2028 Annual Meeting

Class II Directors:
•Amy Bohutinsky •Bonnie Ross •Jim Shelton Current terms expire 2026 Annual Meeting

Class III Directors:
•Luis von Ahn •Sara Clemens •Severin Hacker Current terms expire 2027 Annual Meeting

DUOLINGO 2026 PROXY STATEMENT	9

Information About Board Nominees and Continuing Directors
The following pages contain certain biographical information as of April 17, 2026 for each nominee for director and each director whose term as a director will continue after the Annual Meeting, including all positions he or she holds, his or her principal occupation and business experience for the past five years, and the names of other publicly-held companies of which the director or nominee currently serves as a director or has served as a director during the past five years.
We believe that all of our directors and nominees display personal and professional integrity; satisfactory levels of education and/or business experience; broad-based business acumen; an appropriate level of understanding of our business and its industry and other industries relevant to our business; the ability and willingness to devote adequate time to the work of our Board of Directors and its committees, as applicable; skills and personality that complement those of our other directors that helps build a board that is effective, collegial and responsive to the needs of our Company; strategic thinking and a willingness to share ideas; a diversity of experiences, expertise and background; and the ability to represent the interests of all of our stockholders. The information presented below regarding each nominee and continuing director also sets forth specific experience, qualifications, attributes and skills that led our Board of Directors to the conclusion that such individual should serve as a director in light of our business and structure.
Nominees for Election to a Three-Year Term Expiring at the 2029 Annual Meeting of Stockholders

Class II Directors	Age	Director Since	Current Position at Duolingo
Amy Bohutinsky	51	2020	Director
Bonnie Ross	59	2024	Director
Jim Shelton	58	2020	Director

DUOLINGO 2026 PROXY STATEMENT	10

Amy Bohutinsky has served as a member of our Board of Directors since June 2020. From 2005 to 2019, Ms. Bohutinsky held various leadership roles at Zillow Group, Inc., a publicly traded online real estate marketplace company, including serving as Chief Operating Officer from August 2015 to 2019 and as Chief Marketing Officer from March 2011 to August 2015. From 2001 to 2005, she held leadership roles at Hotwire, Inc., an online travel company, including Director of Corporate Communications.
Ms. Bohutinsky has served as an operating partner at TCV, a private equity and venture capital firm, since 2019. She has served on the boards of directors of Zillow Group since 2018 and WealthSimple, a privately-held Canadian fintech company, since 2024. She previously served on the boards of directors of Gap, Inc., a publicly traded clothing retailer, from 2018 to 2020, HotelTonight, LLC, a privately held mobile-based hotel booking service acquired by Airbnb, Inc. in 2019, and Avvo, Inc., a privately held online legal marketplace acquired by Internet Brands in 2018. Ms. Bohutinsky holds a B.A. in Journalism and Mass Communications from Washington & Lee University.
We believe Ms. Bohutinsky is qualified to serve as a member of our Board of Directors due to her considerable corporate governance, legal, regulatory, public policy and marketing experience, together with her experience in senior leadership roles at other consumer-facing technology companies and her financial literacy and experience overseeing financial and operational matters.

Bonnie Ross has served as a member of our Board of Directors since December 2024. Ms. Ross has over 30 years of experience in the gaming industry. From August 2014 to September 2022, Ms. Ross served as Corporate Vice President at Microsoft Corporation and Head of the Halo franchise.
In 2019, Ms. Ross was inducted into the Academy of Interactive Arts & Sciences Hall of Fame for her contributions to gaming and her advocacy for diversity and STEM education. She co-founded the Women in Gaming community and is actively involved in promoting further inclusion in technology. Ms. Ross serves on the Dean’s Leadership Council for the College of Natural Sciences at Colorado State University. Ms. Ross holds a B.A. in Technical and Scientific Communication from Colorado State University.
We believe Ms. Ross is qualified to serve as a member of our Board of Directors due to her extensive experience in creative leadership roles at a public company, together with her experience in sales, marketing, business development, strategic planning, risk management, including her strategic planning experience at another consumer-facing technology company.

DUOLINGO 2026 PROXY STATEMENT	11

Jim Shelton has served as a member of our Board of Directors since October 2020. Mr. Shelton has served as Chief Executive Officer of Blue Meridian Partners since March 2025. Prior to that, he served as Chief Investment and Impact Officer at Blue Meridian Partners, a nonprofit funding collaborative, beginning in January 2020, and as a Partner at Amandla Enterprises, an impact investment and advisory firm, beginning in July 2018.
From July 2016 to July 2018, Mr. Shelton served as President of Education at the Chan Zuckerberg Initiative. From June 2015 to July 2016, he served as President and Chief Impact Officer of 2U, Inc., an educational technology company. From 2009 to 2015, Mr. Shelton held various roles at the U.S. Department of Education, most recently as Deputy Secretary and Chief Operating Officer. Mr. Shelton holds a B.A. in Computer Science from Morehouse College and an M.S. in Education and an M.B.A. from the Stanford Graduate School of Business.
We believe Mr. Shelton is qualified to serve as a member of our Board of Directors due to his considerable corporate governance, legal, regulatory, public policy, and strategic planning experience, together with his senior leadership roles at public companies and in the government, as well as his depth of experience in the education sector and his financial literacy and experience with financial and investment matters.

Class III Directors Whose Term Expire at the 2027 Annual Meeting of Stockholders

Class III Directors	Age	Director Since	Current Position with Duolingo
Luis von Ahn, Ph.D.	47	2011	President, Chief Executive Officer, Co-Founder, and Chairman of the Board
Sara Clemens	54	2021	Director
Severin Hacker, Ph.D.	41	2011	Chief Technology Officer, Co-Founder and Director

Luis von Ahn, Ph.D. has served as a member of our Board of Directors and as our Chief Executive Officer since August 2011, when he co-founded Duolingo with Dr. Hacker. Prior to founding Duolingo, he served as the Chief Executive Officer of reCAPTCHA, Inc., a fraud detection technology company, from 2007 until its acquisition by Google in 2009. Dr. von Ahn has served on the board of directors of Root, Inc., a publicly-traded technology company focusing on personal insurance, from October 2020 to October 2022. Dr. von Ahn holds a B.S. in Mathematics from Duke University and a Ph.D. in Computer Science from Carnegie Mellon University.
We believe Dr. von Ahn is qualified to serve as a member of our Board of Directors because of his perspective and experience building and leading our business as co-founder and Chief Executive Officer.

DUOLINGO 2026 PROXY STATEMENT	12

Sara Clemens has served as a member of our Board of Directors since June 2020. Ms. Clemens served as the Chief Operating Officer at Twitch from January 2018 to February 2022. From 2014 to 2017, she served as the Chief Operating Officer at Pandora Media and, from 2012 to 2013, she served as the Vice President of Corporate Development at LinkedIn.
Ms. Clemens is currently a Senior Advisor to Blackstone Growth, and serves on the board of directors of Khosla Ventures Acquisition Co. III and Karat. Ms. Clemens holds a B.A. in English and an M.A. (Hons) from the University of Canterbury, New Zealand.
We believe Ms. Clemens is qualified to serve as a member of our Board of Directors due to her extensive international business, information services and technology, financial literacy, legal and regulatory compliance, executive compensation, business development and risk management experience, together with her senior leadership roles at other technology companies.

Severin Hacker, Ph.D. has served as a member of our Board of Directors and as our Chief Technology Officer since August 2011, when he co-founded Duolingo with Dr. von Ahn. Dr. Hacker holds a B.S. in Computer Science from Eidgenossische Technische Hochschule Zurich, Switzerland and a Ph.D. in Computer Science from Carnegie Mellon University.
We believe Dr. Hacker is qualified to serve as a member of our Board of Directors because of his perspective and experience building and leading our business as co-founder and Chief Technology Officer.

DUOLINGO 2026 PROXY STATEMENT	13

Class I Directors Whose Term Expire at the 2028 Annual Meeting of Stockholders

Class I Directors	Age	Director Since	Current Position at Duolingo
Bing Gordon	76	2020	Director
John Lilly	55	2021	Director
Mario Schlosser	47	2024	Director

Bing Gordon has served as a member of our Board of Directors since February 2020. Mr. Gordon is a Chief Product Officer and advisor at Kleiner Perkins Caufield & Byers, a venture capital firm, where he has served since June 2008 in a partner capacity. From 1982 to 2008, he held senior leadership roles at Electronic Arts, a gaming company he helped build from its early stages, including serving as Executive Vice President and Chief Creative Officer.
Mr. Gordon served on the board of directors of Zynga Inc., a publicly traded video game developer, from 2008 until its acquisition by Take-Two Interactive Software, Inc., and has served as a director of Take-Two since that time. Mr. Gordon holds a B.A. in English from Yale University and an M.B.A. from the Stanford Graduate School of Business.
We believe Mr. Gordon is qualified to serve as a member of our Board of Directors due to his extensive corporate governance, business development, strategic planning, and executive compensation experience, together with his senior leadership roles at other technology companies.

DUOLINGO 2026 PROXY STATEMENT	14

John Lilly has served on our Board of Directors since December 2021. Mr. Lilly is a venture partner at Greylock Partners, a venture capital firm, where he has served since January 2011. He has also served on the Board of Directors of Figma since 2014,
Prior to joining Greylock, Mr. Lilly was with Mozilla Corporation, the organization behind Firefox, the open-source web browser. He joined Mozilla in 2005 as Vice President of Business Development, served as Chief Operating Officer and a member of the board of directors from 2006 to 2008, and served as Chief Executive Officer from 2008 to 2010.
Mr. Lilly was the founder, Chief Executive Officer, Chief Technology Officer and Vice President of products for Reactivity, a software company acquired by Cisco Systems in 2007. He previously held staff positions at Apple, Sun Microsystems, and Trilogy Software. Mr. Lilly has been an active participant in open-source projects and has served on the boards of the Open Source Applications Foundation and the Participatory Culture Foundation. Mr. Lilly earned a B.Sc. and M.Sc. in computer science from Stanford University.
We believe Mr. Lilly is qualified to serve as a member of our Board of Directors due to his extensive sales, marketing, business development, strategic planning, and executive compensation experience, together with his senior leadership roles and investment experience at other technology companies.

Mario Schlosser has served as a member of our Board of Directors since July 2024. Mr. Schlosser is the co-founder of Oscar Health, Inc. (“Oscar”), a healthcare technology company, where he has served as Chief Technology Officer and President of Technology since April 2023. From December 2012 to April 2023, Mr. Schlosser served as Chief Executive Officer of Oscar and led the company from its inception to serving over one million members. Mr. Schlosser has also served as a member of the board of directors of Oscar since December 2012.
Prior to co-founding Oscar Health, Mr. Schlosser co-founded a leading social gaming company in Latin America and worked at Bridgewater Associates and McKinsey & Company. In addition to his service on the Oscar board, he currently serves on the board of the Fraunhofer Institute for Applied Information Technology, on the guiding council of One Mind at Work and the board of Tech:NYC. Previously, he was a visiting researcher in Stanford University's computer science department where he developed algorithms for information dissemination in dynamic networks. He is the author of 10 computer science publications, including a seminal paper on computing trust in randomized networks. Mr. Schlosser holds a degree in computer science with highest distinction from the University of Hannover in Germany and an MBA from Harvard Business School.
We believe Mr. Schlosser is qualified to serve as a member of our Board of Directors due to his extensive experience in corporate governance, financial literacy, information services and technology, cyber security and data privacy, business development and strategic planning, together with his senior leadership roles and background in investing in and fostering the growth of other technology companies.

Board Recommendation

DUOLINGO 2026 PROXY STATEMENT	15

The Board of Directors unanimously recommends a vote FOR the election of each of Amy Bohutinsky, Bonnie Ross and Jim Shelton as a Class II director to hold office until the 2029 Annual Meeting and until his or her successor has been duly elected and qualified.

DUOLINGO 2026 PROXY STATEMENT	16

Proposal No. 2 Ratification of Appointment of Independent Registered Public Accounting Firm
Appointment of Independent Registered Public Accounting Firm
The Audit, Risk and Compliance Committee (the “Audit Committee”) appoints our independent registered public accounting firm. In this regard, the Audit Committee evaluates the qualifications, performance and independence of our independent registered public accounting firm and determines whether to re-engage our current firm. As part of its evaluation, the Audit Committee considers, among other factors, the quality and efficiency of the services provided by the firm, including the performance, technical expertise, industry knowledge and experience of the lead audit partner and the audit team assigned to our account; the overall strength and reputation of the firm; the firm’s global capabilities relative to our business; and the firm’s knowledge of our operations. Deloitte & Touche LLP has served as our independent registered public accounting firm since 2018. Neither the accounting firm nor any of its members has any direct or indirect financial interest in or any connection with us in any capacity other than as our auditors and providing audit and permissible non-audit related services. Upon consideration of these and other factors, the Audit Committee has appointed Deloitte & Touche LLP to serve as our independent registered public accounting firm for the fiscal year ending December 31, 2026.
Although ratification by our stockholders of this auditor appointment is not required by our bylaws or otherwise, the Board is submitting the selection of Deloitte & Touche LLP to our stockholders for ratification because we value our stockholders’ views on the Company’s independent registered public accounting firm and believe that it is a good corporate governance practice. If our stockholders do not ratify the selection, it will be considered as notice to the Board of Directors and the Audit Committee to consider the selection of a different firm. Even if the selection is ratified, the Audit Committee, in its discretion, may select a different independent registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of the Company and its stockholders.
Representatives of Deloitte & Touche LLP are expected to attend the Annual Meeting and to have an opportunity to make a statement and be available to respond to appropriate questions from stockholders.
Audit, Audit-Related, Tax and All Other Fees
The following table sets forth the fees of Deloitte & Touche LLP, our independent registered public accounting firm, billed to Duolingo in each of the last two fiscal years.

	Year Ended December 31,
	2025	2024
Audit Fees	$1,786,488	$1,624,298
Audit-Related Fees	—	—
Tax Fees	558,049	293,409
All Other Fees	—	5,685
Total	$2,344,537	$1,923,392
Audit Fees
Audit fees consist of fees for professional services rendered for the audit of our financial statements and review of interim financial statements and related expenses.
Audit-Related Fees
Audit-related fees consist of fees for other audit-type services not reported under “Audit Fees” above.

DUOLINGO 2026 PROXY STATEMENT	17

Tax Fees
Tax fees are fees for a variety of permissible services relating to tax compliance, tax planning and tax advisory services.
All Other Fees
All other fees relate to professional services not included in the categories above, including subscriptions to Deloitte’s accounting reference library.
Pre-Approval Policies and Procedures
The formal written charter for our Audit Committee requires that the Audit Committee pre-approve all audit services to be provided to us, whether provided by our principal auditor or other firms, and all other services (review, attest and non-audit) to be provided to us by our independent registered public accounting firm, other than de minimis non-audit services approved in accordance with applicable SEC rules.
The Audit Committee has adopted a policy (the “Pre-Approval Policy”) that sets forth the procedures and conditions pursuant to which audit and non-audit services proposed to be performed by our independent registered public accounting firm may be pre-approved. The Pre-Approval Policy generally provides that the Audit Committee will not engage an independent registered public accounting firm to render any audit, audit-related, tax or permissible non-audit service unless the service is either (i) explicitly approved by the Audit Committee (“specific pre-approval”) or (ii) entered into pursuant to the pre-approval policies and procedures described in the Pre-Approval Policy (“general pre-approval”). Unless a type of service to be provided by our independent registered public accounting firm has received general pre-approval under the Pre-Approval Policy, it requires specific pre-approval by the Audit Committee or by one or more designated members of the Audit Committee to whom the committee has delegated the authority to grant pre-approvals. Any member of the Audit Committee to whom the committee delegates authority to make pre-approval decisions must report any such pre-approval decisions to the Audit Committee at its next scheduled meeting. If circumstances arise where it becomes necessary to engage the independent registered public accounting firm for additional services not contemplated in the original pre-approval categories or above the pre-approved amounts, the Audit Committee requires pre-approval for such additional services or such additional amounts. Any proposed services exceeding pre-approved cost levels or budgeted amounts will also require specific pre-approval. For both types of pre-approval, the Audit Committee will consider whether such services are consistent with the SEC’s rules on auditor independence.
On an annual basis, the Audit Committee reviews and generally pre-approves the services (and related fee levels or budgeted amounts) that may be provided by our independent registered accounting firm without first obtaining specific pre-approval from the Audit Committee. The Audit Committee may revise the list of general pre-approved services from time to time, based on subsequent determinations.
The above-described services provided to us by Deloitte & Touche LLP in each of the last two fiscal years were provided in accordance with such pre-approval policies.
Board Recommendation
The Board of Directors unanimously recommends a vote FOR the ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2026.

DUOLINGO 2026 PROXY STATEMENT	18

Audit Committee Report
The Audit Committee operates pursuant to a charter which it reviews annually. Additionally, a brief description of the primary responsibilities of the Audit Committee is included in this Proxy Statement under the discussion of “Corporate Governance— Audit Committee.” Under the Audit Committee charter, management is responsible for the preparation, presentation and integrity of the Company’s financial statements, the appropriateness of accounting principles and financial reporting policies and establishing and maintaining our internal control over financial reporting. The independent registered public accounting firm is responsible for auditing our financial statements and expressing an opinion as to their conformity with accounting principles generally accepted in the United States.
In the performance of its oversight function, the Audit Committee reviewed and discussed with management and Deloitte & Touche LLP, as the Company’s independent registered public accounting firm, the Company’s audited financial statements for the fiscal year ended December 31, 2025. The Audit Committee also discussed with the Company’s independent registered public accounting firm the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (the “PCAOB”) and the SEC. In addition, the Audit Committee received and reviewed the written disclosures and the letters from the Company’s independent registered public accounting firm required by applicable requirements of the PCAOB, regarding such independent registered public accounting firm’s communications with the Audit Committee concerning independence, and discussed with the Company’s independent registered public accounting firm their independence from the Company.
Based upon the review and discussions described in the preceding paragraph, the Audit Committee recommended to the Board that the Company’s audited financial statements be included in its Annual Report on Form 10-K for the fiscal year ended December 31, 2025 filed with the SEC.
Submitted by the Audit Committee of the Company’s Board of Directors
Sara Clemens, Chair
Amy Bohutinsky
Jim Shelton

DUOLINGO 2026 PROXY STATEMENT	19

Proposal No. 3 Approval, on an advisory (non-binding) basis, of the compensation of our named executive officers (“Say-on-Pay” Vote).
Say-on-Pay
In accordance with the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 and Rule 14A(a)-(1) under the Securities Exchange Act of 1934, as amended, (the “Exchange Act”), the Company requests that our stockholders cast a non-binding, advisory vote in favor of the compensation of our named executive officers as disclosed in this Proxy Statement pursuant to the SEC’s compensation disclosure rules. This proposal, commonly known as a “say-on-pay” proposal and vote, is not intended to address any specific item of compensation, but rather the overall compensation of our named executive officers and the philosophy, policies and practices described in this Proxy Statement.
After considering the voting results of the advisory vote on the frequency of our say-on-pay vote at the 2023 Annual Meeting, our Board of Directors determined to hold our Say-on-Pay Vote every year.
We believe that our compensation programs and policies for the year ended December 31, 2025 were an effective incentive for the achievement of the Company’s goals, aligned with stockholders’ interest and worthy of stockholder support. We encourage our stockholders to review the “Compensation Discussion and Analysis” and “Executive Compensation Tables” sections of this Proxy Statement for additional detail regarding the compensation of our named executive officers.
As an advisory approval, this proposal is not binding upon us, our Board of Directors or its Compensation and Leadership Committee (the “Compensation Committee”), which is responsible for the design and administration of our executive compensation program. However, the Board of Directors and the Compensation Committee value the opinions of our stockholders expressed through your vote on this proposal and continually consider stockholder feedback and the results of Say-on-Pay Votes when making future compensation decisions. Accordingly, we ask our stockholders to vote “FOR” the following resolution at the Annual Meeting:
“RESOLVED, that the Company’s stockholders approve, on an advisory (non-binding) basis, the compensation of the Company’s named executive officers as described in the Compensation Discussion and Analysis and disclosed in the Summary Compensation Table and related compensation tables and narrative disclosure set forth in the Proxy Statement for the 2026 Annual Meeting of Stockholders.”
Board Recommendation
The Board of Directors unanimously recommends a vote FOR the resolution to approve, on a non-binding basis, the compensation of our named executive officers, as disclosed in the Compensation Discussion and Analysis of this Proxy Statement, the accompanying compensation tables and the related narrative disclosure of this Proxy Statement.

DUOLINGO 2026 PROXY STATEMENT	20

Executive Officers
The table below identifies and sets forth certain biographical and other information regarding our executive officers as of April 17, 2026. There are no family relationships between or among any of our executive officers or directors.

Executive Officer	Age	Position	In Current Position Since
Luis von Ahn, Ph.D.	47	President, Chief Executive Officer, Co-Founder, and Chairman of the Board	2011
Severin Hacker, Ph.D.	41	Chief Technology Officer and Director	2011
Gillian Munson	55	Chief Financial Officer	2026
Natalie Glance, Ph.D.	58	Chief Engineering Officer	2022
Robert Meese	49	Chief Business Officer	2021
Stephen Chen	52	General Counsel	2020
See pages 12 and 13 of this Proxy Statement for the biographies of Luis von Ahn and Severin Hacker.

Gillian Munson has served as our Chief Financial Officer since February 2026. She previously served on our Board of Directors from September 2019 to February 2026 and was our Audit Committee chair. From April 2022 to September 2025, she served as Chief Financial Officer of Vimeo. From January 2021 to September 2021, she served as Chief Financial Officer of Iora Health, Inc., and subsequently acted as Special Advisor to the Chief Financial Officer of One Medical following its acquisition of Iora Health. From April 2019 to July 2021, Ms. Munson served as a Venture Partner at Union Square Ventures. From 2013 to 2019, she served as Chief Financial Officer of XO Group Inc., the parent company of The Knot Inc. Ms. Munson previously served as Managing Director at Allen & Company LLC, Vice President of Business Development at Symbol Technologies, LLC, and as both Executive Director and Senior Equity Analyst at Morgan Stanley. Ms. Munson has served on the board of directors of Phreesia, Inc. since May 2019 and previously served on the board of directors of Monster Worldwide, Inc. from 2015 to 2016. Ms. Munson holds a B.A. in Political Science and Economics from Colorado College.

DUOLINGO 2026 PROXY STATEMENT	21

Natalie Glance, Ph.D. has served as our Chief Engineering Officer since November 2022, prior to which she served as our Senior Vice President of Engineering since December 2019, our Vice President of Engineering from February 2017 to December 2019 and our Director of Engineering from March 2015 to February 2017. From 2007 to 2015, Dr. Glance served as an Engineering Manager at Google. Dr. Glance holds a B.A. in Physics from Princeton University and a Ph.D. in Physics from Stanford University.

Robert Meese has served as our Chief Business Officer since March 2021, after having served as our Chief Revenue Officer from December 2018 to March 2021 and our Vice President of Business from September 2016 to December 2018. From August 2008 to September 2016, he held various roles at Google, including most recently as Director, Global Head of Games Business Development, Google Play. Mr. Meese holds a B.S. in Economics and a B.S. in Computer Science from the University of Pennsylvania and an M.B.A. from the Massachusetts Institute of Technology.

Stephen Chen has served as our General Counsel since March 2020. From July 2014 to February 2020, he served as Associate General Counsel for Proofpoint, Inc., an enterprise security company. Mr. Chen previously served as Associate General Counsel of Marin Software, Director and Senior Counsel, Mergers and Acquisition at VMWare, Inc. and Legal Director of Yahoo!. Mr. Chen holds a B.A. in History and a J.D. from Harvard University.

DUOLINGO 2026 PROXY STATEMENT	22

Executive Transition
As previously announced, on January 8, 2026, Matthew Skaruppa tendered his resignation as CFO and the Board appointed Gillian Munson as the Company’s Chief Financial Officer, effective February 23, 2026. In connection with her executive appointment, Ms. Munson resigned as a director of the Company effective with her commencement of service as CFO. Mr. Skaruppa continues to provide services to the Company through a transition period ending November 20, 2026.
Corporate Governance

Corporate Governance Guidelines

Our Board of Directors has adopted Corporate Governance Guidelines. A copy of these Corporate Governance Guidelines can be found in the “Governance” section of the “Investors” page of our website located at www.investors.duolingo.com, or by writing to our Secretary at our offices at 5900 Penn Avenue, Pittsburgh, Pennsylvania 15206. Among the topics addressed in our Corporate Governance Guidelines are:

•Board independence and qualifications
•Executive sessions of independent directors
•Selection of new directors
•Director orientation and continuing education
•Limits on board service
•Change of principal occupation
•Term limits
•Director responsibilities
•Director compensation

•Conflicts of interest
•Board access to senior management
•Board access to advisors
•Board and committee self-evaluations
•Board meetings
•Meeting attendance by directors and non-directors
•Meeting materials
•Succession planning

Board Leadership Structure
Our Corporate Governance Guidelines provide our Board of Directors with flexibility to combine or separate the positions of Chairperson of the Board and Chief Executive Officer in accordance with its determination that utilizing one or the other structure would be in the best interests of the Company and its stockholders. If the Chairperson of the Board is a member of management or does not otherwise qualify as independent, our Corporate Governance Guidelines provide that the independent directors may appoint a lead independent director (the “Lead Director”).
Dr. von Ahn, our Founder and Chief Executive Officer, serves as Chairman of our Board and presides over meetings of our Board, holds such other powers, and carries out such other duties as are customarily carried out by the chair of a board. The Board believes that this current leadership structure is appropriate and is in the best interests of the Company and its stockholders. As the Company’s founder and, having served as Chairman and as Chief Executive Officer since that time, Dr. von Ahn possesses detailed and in‑depth knowledge of the issues, opportunities and challenges facing us and our business and, therefore, is best positioned to develop agendas that focus the Board’s time and attention on the most critical matters, while helping to minimize the potential for confusion or duplication of efforts. Serving in both these roles since the Company was founded has allowed Dr. von Ahn to be seen by participants in our industry and by our customers, business partners, investors and other stakeholders as providing strong leadership for our Company and in our industry.
We recognize that different leadership structures may be appropriate for companies in different situations and at different points in time in a company’s development and believe that no one structure is suitable for all companies. Accordingly the Board will continue to periodically review our leadership structure and make such changes in the future as it deems appropriate and in the best interests of the Company and its stockholders.

DUOLINGO 2026 PROXY STATEMENT	23

Director Independence
Under our Corporate Governance Guidelines and the applicable Nasdaq Stock Market LLC (“Nasdaq”) rules (the “Nasdaq rules”), a director does not qualify as independent unless the Board affirmatively determines that he or she does not have a relationship with us that could compromise his or her ability to exercise independent judgment in carrying out his or her responsibilities as a director. In addition, the director must not be precluded from qualifying as independent under the per se bars set forth by the Nasdaq rules.
Our Board has undertaken a review of its composition, the composition of its committees and the independence of our directors and considered whether any director has a material relationship with us that could compromise his or her ability to exercise independent judgment in carrying out his or her responsibilities as a director. Based upon information requested from and provided by each director concerning his or her background, employment and affiliations, including family relationships, our Board of Directors has determined that none of Mmes. Bohutinsky, Clemens, and Ross and Messrs. Gordon, Lilly, Schlosser, and Shelton, representing seven of our nine directors, has a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director and that each of these directors qualifies as “independent” as that term is defined under the Nasdaq rules. In making these determinations, our Board considered the relationships that each non-employee director has with us and all other facts and circumstances known to it that our Board deemed relevant in determining their independence, including the director’s beneficial ownership of our common stock and the relationships of our non-employee directors with certain of our significant stockholders. During 2025 when Gillian Munson served on our Board, the Board determined that she was independent under the Nasdaq rules for Board service.
Board Committees
Our Board of Directors has four standing committees: an Audit Committee, a Compensation Committee, a Nominating and Corporate Governance Committee and a Mergers and Acquisitions Committee, each of which has the composition and the responsibilities described below. In addition, from time to time, special committees may be established under the direction of our Board when necessary to address specific issues. Each of the Audit Committee, the Compensation Committee, the Nominating and Corporate Governance Committee and the Mergers and Acquisitions Committee operates under a written charter.

Director	Audit Committee	Compensation Committee	Nominating and Corporate Governance Committee	Mergers and Acquisition Committee
Amy Bohutinsky	X		Chair
Sara Clemens	Chair	X		X
Bing Gordon			X
John Lilly		X		X
Bonnie Ross		X		X
Mario Schlosser		Chair		X
Jim Shelton	X		X

DUOLINGO 2026 PROXY STATEMENT	24

Audit Committee
Our Audit Committee is responsible for, among other things:
•overseeing our accounting and financial reporting process;
•appointing, compensating, retaining and overseeing the work of our independent auditor and any other registered public accounting firm engaged for the purpose of preparing or issuing an audit report or related work or performing other audit, review or attest services for us;
•discussing with our independent auditor any audit problems or difficulties and management’s response;
•pre-approving all audit and non-audit services provided to us by our independent auditor (other than those provided pursuant to appropriate pre-approval policies established by the Audit Committee or exempt from such requirement under the rules of the Securities and Exchange Commission);
•reviewing and discussing our annual and quarterly financial statements with management and our independent auditor;
•assisting the Board in its oversight of risk management in areas affecting or related to financial, legal and regulatory compliance, information technology, cybersecurity, data privacy risks, and sustainability-related risks, including climate-related financial risks;
•reviewing and approving or ratifying any related person transactions;
•establishing procedures for the receipt, retention and treatment of complaints received by us regarding accounting, internal accounting controls or auditing matters, and for the confidential and anonymous submission by our employees of concerns regarding questionable accounting or auditing matters;
•discussing with management procedures with respect to risk assessment and risk management; and
•preparing the Audit Committee report required by SEC rules.
Our Audit Committee currently consists of Amy Bohutinsky, Sara Clemens, and Jim Shelton, with Ms. Clemens serving as chair. All members of our Audit Committee meet the requirements for financial literacy under the applicable Nasdaq rules and regulations. Our Board of Directors has affirmatively determined that each member of our Audit Committee qualifies as “independent” under Nasdaq’s additional standards applicable to Audit Committee members and Rule 10A-3 of the Exchange Act of 1934, as amended (the “Exchange Act”) applicable to Audit Committee members. In addition, our Board of Directors has determined that Ms. Clemens qualifies as an “audit committee financial expert,” as such term is defined in Item 407(d)(5) of Regulation S-K. Gillian Munson previously served on the Audit Committee prior to her resignation from our Board on February 23, 2026, and our Board previously determined that she qualified as independent for purposes of serving on an audit committee under Nasdaq rules and the additional independence standards applicable to audit committee members established pursuant to Rule 10A-3 under the Exchange Act.
Compensation Committee
Our Compensation Committee is responsible for, among other things:
•reviewing the compensation of the Chief Executive Officer and any other executive officer who is a member of the Board of Directors (an “Officer Director”) in light of market trends in executive compensation and make recommendations to the Board of Directors regarding compensation of the Chief Executive Officer and Officer Director;
•reviewing and approving corporate goals and objectives relevant to the compensation of our executive officers other than the Chief Executive Officer and the Officer Director (“Other Executive Officers”), evaluating such Other Executive Officers performance in light of these goals and objectives and setting our Other Executive Officers compensation;

DUOLINGO 2026 PROXY STATEMENT	25

•review and discuss with management and the Board of Directors our compensation philosophy and practices;
•reviewing our policies, programs and initiatives with respect to the Company’s leadership;

•reviewing and making recommendations to our Board of Directors regarding director compensation;
•reviewing and approving or making recommendations to our Board of Directors regarding our incentive compensation and equity-based plans and arrangements;
•appointing and overseeing any compensation consultants;
•oversee our strategy, policies and practices relating to human capital management;

•reviewing and discussing annually with management our “Compensation Discussion and Analysis,” to the extent required; and
•preparing the annual Compensation Committee report required by SEC rules, to the extent required.
Our Compensation Committee currently consists of Sara Clemens, John Lilly, Bonnie Ross, and Mario Schlosser with Mr. Schlosser serving as chair. Our Board of Directors has determined that each member of our Compensation Committee qualifies as “independent” under Nasdaq’s additional standards applicable to Compensation Committee members and is a “non-employee director” as defined in Section 16b-3 of the Exchange Act.
Pursuant to the Compensation Committee’s charter, the Compensation Committee has the authority to retain or obtain the advice of compensation consultants, legal counsel and other advisors to assist in carrying out its responsibilities. Before selecting any such consultant, counsel or advisor, the Compensation Committee reviews and considers the independence of such consultant, counsel or advisor in accordance with applicable Nasdaq rules. We must provide appropriate funding for payment of reasonable compensation to any advisor retained by the Compensation Committee.
Compensation Consultants
The Compensation Committee has the authority under its charter to retain outside consultants or advisors, as it deems necessary or advisable. In accordance with this authority, during 2025, the Compensation Committee engaged the services of Compensia as its independent outside compensation consultant.
All executive compensation services provided by Compensia during 2025 were conducted under the direction or authority of the Compensation Committee, and all work performed by Compensia was approved by the Compensation Committee. The Compensation Committee evaluated whether any work provided by Compensia raised any conflict of interest for services performed during 2025 and determined that it did not.
During 2025, Compensia did not provide any services to us other than advising on 1) executive, employee and director compensation and 2) broad-based plans that do not discriminate in scope, terms, or operation, in favor of our executive officers or directors, and that are available generally to all salaried employees. For additional information of the services provided by Compensia during 2025, see “Compensation Discussion and Analysis – Compensation Determination Process—Role of the Compensation Consultant.”
Nominating and Corporate Governance Committee
Our Nominating and Corporate Governance Committee is responsible for, among other things:
•identifying individuals qualified to become members of our Board so that the Board has the requisite expertise and consists of persons with sufficiently diverse and independent backgrounds;
•recommending to our Board the persons to be nominated for election as directors and to each committee of the Board;

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•reviewing the structure and composition of the committees of the Board;
•overseeing succession planning for key executives;

•developing and recommending to our Board corporate governance guidelines, and reviewing and recommending to our Board proposed changes to our corporate governance guidelines from time to time; and
•overseeing the annual evaluations of our Board, its committees and management.
Our Nominating and Corporate Governance Committee currently consists of Amy Bohutinsky, Bing Gordon and Jim Shelton, with Ms. Bohutinsky serving as chair. Our Board has determined that each member of our Nominating and Corporate Governance Committee qualifies as “independent” under applicable Nasdaq rules applicable to Nominating and Corporate Governance Committee members.
Mergers and Acquisitions Committee
Our Merger and Acquisition Committee is responsible for, among other things:
•reviewing, assessing, and approving certain acquisitions, investments, mergers, and similar strategic transactions in accordance with the transaction approval authority parameters;
•negotiating on behalf of the Company, the price, structure, form, terms and conditions of any such applicable transactions, and the form, terms and conditions of any and all agreements as shall be deemed necessary, appropriate or advisable in connection with any such transaction; and
•Overseeing due diligence processes with respect to acquisitions, divestitures, and investment strategies.
Our Mergers and Acquisitions Committee currently consists of Sara Clemens, John Lilly, Bonnie Ross and Mario Schlosser.
Board and Board Committee Meetings and Attendance
During 2025, our Board of Directors met four times, the Audit Committee met four times, the Compensation Committee met five times, the Nominating and Corporate Governance Committee met two times, and the Mergers and Acquisition Committee met four times. In 2025, each of our incumbent directors then-serving attended at least 75% of the aggregate meetings of the Board and committees on which he or she served as a member.
Executive Sessions
The independent directors meet at least twice a year in a private session that excludes management and any non-independent directors. The independent directors in attendance determine which member will preside at such session.

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Director Attendance at Annual Meeting of Stockholders
We do not have a formal policy regarding the attendance of our Board members at our annual meetings of stockholders, but we expect all directors to make every effort to attend any meeting of stockholders. Six of our board members attended our annual meeting of stockholders held in 2025.
Director Nominations Process
The Nominating and Corporate Governance Committee is responsible for recommending candidates to serve on the Board and its committees. In considering whether to recommend any particular candidate to serve on the Board or its committees or for inclusion in the Board’s slate of recommended director nominees for election at the annual meeting of stockholders, the Nominating and Corporate Governance Committee considers the criteria set forth in our Corporate Governance Guidelines. Specifically, the Nominating and Corporate Governance Committee considers candidates who have a high level of personal and professional integrity, strong ethics and values and the ability to make mature business judgments and may take into account many factors, including, but not limited to: personal and professional integrity, ethics and values; experience in corporate management, such as serving as an officer or former officer of a publicly held company; strong finance experience; experience relevant to the Company’s industry; experience as a board member or executive officer of another publicly held company; relevant academic expertise or other proficiency in an area of the Company’s operations; diversity of expertise and experience in substantive matters pertaining to the Company’s business relative to other board members; diversity of background and perspective; practical and mature business judgment, including, but not limited to, the ability to make independent analytical inquiries; and any other relevant qualifications, attributes or skills. In determining whether to recommend a director for re-election, the Nominating and Corporate Governance Committee may also consider potential conflicts of interest with the candidate’s other personal and professional pursuits, the director’s past attendance at meetings and participation in and contributions to the activities of the Board.
We aim to review a variety of qualified candidates from different backgrounds in identifying director nominees, and do not have a formal diversity policy. The Board evaluates each individual in the context of the Board as a whole, with the objective of assembling a group that has the necessary tools to perform its oversight function effectively in light of the Company’s business and structure.
In identifying prospective director candidates, the Nominating and Corporate Governance Committee may seek referrals from other members of the Board, management, stockholders and other sources, including third party recommendations. The Nominating and Corporate Governance Committee also may, but need not, retain a search firm in order to assist it in identifying candidates to serve as directors of the Company. The Nominating and Corporate Governance Committee uses the same criteria for evaluating candidates regardless of the source of the referral or recommendation. When considering director candidates, the Nominating and Corporate Governance Committee seeks individuals with backgrounds and qualities that, when combined with those of our incumbent directors, provide a blend of skills and experience to further enhance the Board’s effectiveness. In connection with its annual recommendation of a slate of nominees, the Nominating and Corporate Governance Committee also may assess the contributions of those directors recommended for re-election in the context of the Board evaluation process and other perceived needs of the Board.
Ms. Ross was initially identified to serve on the Board by a third-party search firm retained to identify potential Board members. Each of the director nominees to be elected at the Annual Meeting was evaluated in accordance with our standard review process for director candidates in connection with their nomination for reelection, as applicable, at the Annual Meeting.
When considering whether the directors and nominees have the experience, qualifications, attributes and skills, taken as a whole, to enable the Board to satisfy its oversight responsibilities effectively in light of our business and structure, the Board focused primarily on the information discussed in each of the Board member’s biographical information set forth above. We believe that our directors provide an appropriate mix of experience and skills relevant to the size and nature of our business. This process resulted in the Board’s nomination of the incumbent directors named in this Proxy Statement and proposed for election by you at the Annual Meeting.

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The Nominating and Corporate Governance Committee will consider director candidates recommended by stockholders. The Nominating and Corporate Governance Committee will review and evaluate information available to it regarding candidates proposed by stockholders and will apply the same criteria and follow substantially the same process in considering them as it does in considering other director candidates. Stockholders wishing to propose a candidate for consideration may do so by submitting their recommendation to the attention of the Corporate Secretary, Duolingo, Inc., 5900 Penn Avenue, Pittsburgh, Pennsylvania 15206.
Board Role in Risk Oversight
The Board of Directors has overall responsibility for risk oversight, including, as part of regular Board and committee meetings, general oversight of executives’ management of risks relevant to the Company. A fundamental part of risk oversight is not only understanding the material risks a company faces and the steps management is taking to manage those risks, but also understanding what level of risk is appropriate for the Company. The involvement of the Board of Directors in reviewing our business strategy is an integral aspect of the Board’s assessment of management’s tolerance for risk and its determination of what constitutes an appropriate level of risk for the Company. While the full Board has overall responsibility for risk oversight, it is supported in this function by its Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee. Each of the committees regularly reports to the Board.
The Audit Committee also has responsibility for oversight of risks and exposures associated with financial matters, particularly financial reporting, tax, accounting, disclosure, internal control over financial reporting, investment guidelines, credit and liquidity matters, the Company’s programs, plans and policies relating to legal and regulatory compliance and strategy, and the Company’s operational infrastructure, particularly reliability, business continuity, capacity, security, information technology, privacy and cybersecurity, and sustainability-related risks, including climate-related financial risks. Through its regular meetings with management, including the finance and legal functions, and advisors, the Audit Committee reviews and discusses significant areas of our business and summarizes for the Board areas of risk and the appropriate mitigating factors. The Compensation Committee reviews and discusses with management risks arising from our compensation philosophy and practices applicable to all employees and evaluating compensation policies and practices that could mitigate such risks. The Nominating and Corporate Governance Committee assists the Board by overseeing and evaluating programs and risks associated with Board organization, membership and structure, and corporate governance. In addition, our Board receives periodic detailed operating performance reviews from management.
Committee Charters and Corporate Governance Guidelines
Our Corporate Governance Guidelines, charters of the Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee and other corporate governance information are available under the Governance section of the Investor Relations page of our website located at www.investors.duolingo.com, or by writing to our Corporate Secretary at our offices at 5900 Penn Avenue, Pittsburgh, Pennsylvania 15206.
Code of Business Conduct and Ethics
We have adopted a Code of Ethics and Conduct (the “Code of Conduct”) that applies to all of our directors, officers and employees, including our principal executive officer, principal financial officer or controller, or persons performing similar functions. Our Code of Conduct is available under the Governance section of the Investor Relations page of our website located at www.investors.duolingo.com. In addition, we intend to post on our website all disclosures that are required by law or the Nasdaq rules concerning any amendments to, or waivers of, any provisions of our Code of Conduct.
Insider Trading Compliance Policy

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Our Board of Directors has adopted an Insider Trading Policy governing the purchase, sale and other dispositions of the Company’s securities that applies to all Company personnel, including directors, officers, employees, and other covered persons. Among other things, our Insider Trading Policy prohibits covered persons from trading in the Company’s securities while in possession of material, non-public information except under pre-approved 10b5-1 trading plans (“Rule 10b5-1 Plans”) and misusing such information, such as by “tipping” or making unauthorized disclosure. The Insider Trading Policy also specifies that officers, directors and specified employees may trade in our securities only during “open window” periods and must pre-clear all purchases and sales of our securities under the Policy. The Company believes that its Insider Trading Policy is reasonably designed to promote compliance with insider trading laws, rules and regulations, and listing standards applicable to the Company.
The foregoing summary does not purport to be complete and is qualified in its entirety by reference to the full text of our Insider Trading Policy, a copy of which is filed as Exhibit 19.1 to our Annual Report on Form 10-K for the fiscal year ended December 31, 2024.
Anti-Hedging Policy
Our Insider Trading Policy prohibits our directors, officers and employees, as well as persons and entities over which they have control, from engaging in hedging or monetization transactions, such as zero-cost collars and forward sale contracts, that allow an insider to lock in much of the value of his or her stock holdings, often in exchange for all or part of the potential for upside appreciation in the stock. These transactions allow the insider to continue to own the covered securities, but without the full risks and rewards of ownership. When that occurs, the insider may no longer have the same objectives as the Company’s other stockholders.
Communications with the Board
Any stockholder or any other interested party who desires to communicate with our Board of Directors, our non-management directors or any specified individual director, may do so by directing such correspondence to the attention of the Corporate Secretary at our offices at 5900 Penn Avenue, Pittsburgh, Pennsylvania 15206. The Corporate Secretary will forward the communication to the appropriate director or directors as appropriate.
Corporate Responsibility and Impact
Corporate responsibility is intrinsically linked to our mission, our business model, and ultimately our long-term success. Our founders started Duolingo with a singular mission: To develop the world’s best education and make it universally available. When we went public in 2021, CEO Luis von Ahn said in his letter to stockholders:
“I plan to dedicate my life to building a future in which, through technology, every person on this planet has access to the best quality of education. And not only that, but a future in which people want to spend their time learning.”
We remain committed to building that future.
We have been practicing many elements of corporate responsibility for years, but we are still early in publicly reporting on those elements. Our commitment to corporate responsibility is overseen by our Board of Directors:
•The Compensation Committee oversees our approach to various human capital and workplace matters;
•The Audit Committee oversees climate-risk, our cyber security program and compliance with the code of ethics; and
•The Nomination and Governance Committee oversees the board composition, including the range of backgrounds and experiences thereon.

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At the management level, we have a working group composed of senior leaders and cross functional team members from key business functions whose purpose it is to oversee policies and practices related to the implementation of day-to day-elements of our corporate responsibility and impact, and we will be reporting to the board throughout 2026 on our progress.
Our corporate responsibility and impact efforts fall into the following categories:
Our learners. We put learners first. Millions of people around the world, and across the socioeconomic spectrum, use our platform every day for free including those trying to learn a new language in order to get a higher paying job, as well as displaced people learning the language of their new community in order to access critical services they need. We also provide our English proficiency test, the Duolingo English Test, at a much lower price than other tests to reduce barriers to access, while also offering fee waivers, so those who are most in need can take our test for free. We take product quality and efficacy seriously, employing experts in learning science to help align our content with international standards. We are also committed to responsible marketing practices, and protecting the privacy and security of our learners' data, and have implemented several measures to improve data privacy and security, including access controls, firewalls, and risk audits.
Our people. Our employees, known internally as “Duos,” are fundamental to successfully carrying out our mission. When Luis and Severin started Duolingo, they set out to build an environment where people enjoy coming to work and feel like they belong. Duos come to work for us because we are mission-driven, and because we offer them a chance to express their potential, in all its forms. We are committed to supporting the development of Duos’ careers throughout their time at Duolingo. This includes our robust performance review and feedback process, which takes place annually and allows managers to set clear expectations and each Duo to gauge their performance. We also invest in developing our managers. We have implemented certain efforts to foster and maintain a culture of inclusion and belonging for our workforce regardless of an individual’s background, which includes increasing the pipeline of qualified candidates, investing in anti-discrimination training, and additional inclusion efforts. For clarity, it is our policy to not make employment (including hiring, promotion, or compensation) decisions on the basis of any legally protected characteristic, and to consider our efforts through the lens of legal compliance. As part of our strategy, we review and audit our performance and pay practices to promote equity throughout the company. We use a third party to conduct performance and pay equity assessments annually, coinciding with our performance and compensation cycle.
Our Communities. We are proud to be a Pittsburgh-based company and we work hard to be a good neighbor and a good global corporate citizen. In Pittsburgh, for example, we are extremely proud of our Early Learners First initiative. This program focuses on improving the quality of early childhood education and care in our local community within one mile of our headquarters. We have pledged $1 million per year towards achieving these goals. The initiative provides funds for local childcare programs to improve services, retain staff, and adopt sustainable business practices; scholarships for enrolled families; and Duo's Treehouse, a free bilingual play-and-learn space for children ages 0–5 and their caregivers. Globally, we have partnered with Non-Governmental Organizations such as United Nations High Commissioner for Refugees, the International Rescue Committee, Clear Global/Translators Without Borders, Ukraine Global Scholars, and the International Rescue Committee (IRC), supporting students and refugee families seeking higher education, employment and economic stability.
Our Planet. At Duolingo, we understand that we play a role in the protection of our environment, in reducing our impact on the planet and limiting our contribution to climate change. We have a number of sustainability initiatives in place to help reduce our environmental footprint. We have recycling and composting programs throughout our offices, our office spaces are in LEED buildings (platinum, gold and silver), and we continued to donate food in 2025 to help reduce waste and associated emissions. As standards and expectations regarding greenhouse gas (GHG) accounting and the processes for measuring and counting GHG emissions and reductions continue to evolve, we also are assessing how to address our GHG emissions footprint.
We are very proud of the impact we have around the world through our products. We will continue to share the progress we are making on our corporate responsibility and impact initiatives.

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Compensation Discussion and Analysis
This section explains the principles and practices that guide our executive compensation program, and the compensation paid to our named executive officers (“NEOs”) in 2025.
Our NEOs for 2025, and their current positions are as follows:
•Luis von Ahn, our Chief Executive Officer, Co-Founder and Board Chairman;
•Matthew Skaruppa, our Former Chief Financial Officer1;
•Natalie Glance, our Chief Engineering Officer;
•Robert Meese, our Chief Business Officer; and
•Stephen Chen, our General Counsel.

Executive Summary
Business Context
We had another strong year in 2025, including surpassing $1 billion in bookings in for the full year for the first time. Notable highlights from our full year 2025 performance include:
•Total revenues were $1,037.6 million, an increase of 39% from the prior year;
•Total bookings2 were $1,158.4 million, an increase of 33% from the prior year;
•Subscription bookings were $996.3 million, an increase of 36% from the prior year;
•Net income totaled $414.1 million, compared to a net income of $88.6 million in the prior year; and
•Adjusted EBITDA3 was $305.9 million, compared to an Adjusted EBITDA of $191.9 million in the prior year.
We are excited about our trajectory and continue to advance the five core elements of our strategy: grow users, teach better, grow subscribers, become the proficiency standard, and expand beyond language learning. In 2026, we are prioritizing user growth and teaching better, including reducing friction in the free experience and investing in word of mouth. We are also expanding learning through AI-driven features and new subjects, including Chess, Math, and Music, while developing monetization approaches that are aligned with, rather than at the expense of, long-term growth. Our free product and freemium model remain central to our strategy, enabling organic growth, conversion to paid subscribers, and advancing our mission to develop the best education in the world and make it universally available.
Compensation Highlights
We have designed our executive compensation program to align with our strategy and with stockholder interests. Highlights of our executive compensation program include:
1 On January 8, 2026, Mr. Skaruppa tendered his resignation as Chief Financial Officer, effective February 23, 2026. On that date, Gillian Munson was appointed Chief Financial Officer, and Mr. Skaruppa assumed an advisory role to support an orderly transition.
2 Bookings represent the amounts we receive from a purchase of any Duolingo subscription offering, income from advertising networks for advertisements served to our users, purchases of the Duolingo English Test, and in-app purchases of virtual goods.
3 Please refer to pages 62 through 64 in Part II, Item 7. "Management's Discussion and Analysis of Financial Condition and Results of Operations" included in our Annual Report on Form 10-K for the year ended December 31, 2025 filed with the SEC on February 26, 2026 for a definition and reconciliation of this non-GAAP financial measure to the most directly comparable GAAP financial measure.

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•Pay aligned with performance. Our compensation program includes just two components, salary and equity. Accordingly, sustained stock price performance is the primary driver of executive officers’ pay outcomes and inherently aligns their interests with those of our stockholders.
•Variable, “at risk” emphasis in pay mix. The vast majority of our named executive officers’ total direct compensation is awarded as equity in the form of restricted stock units (“RSUs”) – 81% on average for 2025 (excluding the CEO), calculated based on the target dollar value of the RSUs.3 Consistent with prior years, our CEO received only salary in 2025. See “Special Multi-Year Performance-Based Founder Awards” for information regarding our CEO’s previously granted equity compensation.
•Ensuring compensation motivates and retains executives. We provide competitive base salaries to meet our retention objectives and meaningful equity opportunities to align pay opportunities with achievement of our financial, strategic and operational goals. Upon review of the compensation packages for our Chief Financial Officer, Chief Engineering Officer, Chief Business Officer and our General Counsel as compared to peers, the Compensation Committee determined that their contributions and leadership warranted increases to their base salaries during 2025. Our CEO’s salary remained flat year over year, and has not increased since 2021.

2025 Pay Mix - Average of NEOs

Salary
Fixed Pay, 19%
Equity/Long-Term
Incentives ("At Risk"),
81%

3 Target dollar value differs from grant date fair value disclosed in our Summary Compensation Table. To control for possible volatility in our stock price on any given day, the number of shares underlying RSU awards is determined based on the average closing price of Class A common stock over the fifteen trading day period immediately prior to the date of grant. The target values approved by the Compensation Committee differ from the amounts reported in the executive compensation tables following this Compensation Discussion and Analysis, as the tables are calculated using our stock price on the date of grant (May 15, 2025) in accordance with accounting principles and SEC rules.

Compensation Philosophy and Objectives
The objective of our compensation program is to allow us to hire, reward and retain the world-class talent that we need to execute on our strategy and, ultimately, achieve our mission.

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We have two main pillars of our compensation program for all Duos: cash (salary) and equity (RSUs). Both pillars of compensation are tied to performance, meaning that consistent and strong performance over the long-term will equate to higher compensation.
•Base salary. We provide a competitive base salary as part of our compensation program to attract, engage and retain Duos. We aim for internal equity among Duos in the same or similar roles and with similar performance and tenure, and conduct robust quantitative reviews to ensure that we achieve this goal.
•Equity. Our equity awards are granted in the form of RSUs for all Duos except our co-founders, and serve as a long-term retention tool, encouraging Duos to remain with our company and build Duolingo’s value over time.
We create and use market-based ranges by level and role for both base salary and equity grants. In 2025, we did not provide any variable cash compensation, as we believe equity is a more appropriate vehicle to reward Duos for the success they help create, in a way that aligns their compensation outcomes with our stockholders’ interests.
The Compensation Committee evaluates our compensation philosophy and objectives on at least an annual basis to ensure our program continues to appropriately encourage, motivate and reward our NEOs.
Executive Compensation Practices
Our executive compensation policies and practices reinforce our long-term, performance-based mindset and belief that Duos should be rewarded for the success they help create. Highlights of our policies and practices include:
What We Do

Practice	Description
Keep It Simple	Our executive compensation program includes just two components – base salary and equity. Our stock price performance is the primary driver of executive officers’ pay outcomes.
Limited Perquisites	Executive officers participate in our health and welfare benefits on the same basis as all Duos. Other perquisites and personal benefits, if any, are modest and only provided if they serve a sound business purpose.
Double-Trigger Change in Control Requirement	The accelerated vesting of equity awards requires both a change in control and a qualifying termination during a short period prior to or following such change in control.
Compensation At-Risk	The vast majority of our executive officers’ compensation is “at risk” and tied to our equity to align their interests with those of our stockholders.
Encourage Taking the Long View	We provide significant equity-based compensation with multi-year vesting schedules to encourage durable growth and consistent, well-rounded performance.
Annual Compensation Review
The Compensation Committee annually reviews our compensation philosophy, practices and programs, including whether such philosophy and practices are aligned with our goal of serving all stakeholders over the long-term.

Independent Compensation Committee	Our Compensation Committee is comprised solely of independent directors.
What We Don’t Do

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Practice	Description
Retirement Programs	Other than our Section 401(k) plan generally available to all employees, we do not offer defined benefit or contribution retirement plans or arrangements or nonqualified deferred compensation plans or arrangements for any Duos, including executive officers.
Hedging and Pledging Transactions	Our Insider Trading Compliance Policy prohibits all Duos, including our independent directors and executive officers, from engaging in hedging transactions. All pledging is prohibited unless specifically approved by the Board of Directors. None of our executive officers has pledged any of our securities.
Guaranteed Short-Term Incentives	We do not maintain a formal bonus plan for or otherwise provide regular cash bonuses to our executive officers.
Dividends	We do not pay dividends or dividend equivalents on unvested equity awards.
Compensation Determination Process
Role of the Compensation Committee
Our Compensation Committee acts on behalf of the Board of Directors in overseeing the compensation structure, programs, policies and practices applicable to our executive officers. This includes review of our compensation programs, assessment of our compensation risk profile, establishing our compensation peer group and review of our compensation structure and pay mix to ensure alignment with the compensation philosophy and objectives it has established.
In the first quarter of each year the Compensation Committee performs an initial review of the base salary levels and equity incentive opportunities of our executive officers. In the second quarter, the Compensation Committee then reassesses these opportunities based on year-to-date performance to determine if any adjustments are needed or appropriate, and reviews and approves the compensation of our executive officers.
In making decisions about the compensation of our executive officers, the Compensation Committee takes a well-rounded approach that considers a number of factors, which may include:
•Our executive compensation program objectives;
•Our corporate growth and other elements of financial performance;
•The individual performance of each executive officer against his or her management objectives;
•Relevant competitive market data and analyses prepared by our compensation consultant;
•The expected future contribution of each individual executive officer in furthering achievement of our financial; operational and strategic objectives;
•The cost of replacing an executive officer;
•The current outlook of the technology executive labor market generally;
•The value and structure of historical compensation awards made to our executive officers; and
•Internal pay equity, taking into consideration each individual’s impact on our business and performance.

These factors provide a framework for decision-making regarding compensation opportunities and final compensation determinations for each executive officer. No single factor is determinative in the Compensation Committee’s decision-making, or weighted in any predetermined manner. Rather, the Compensation Committee members arrive at compensation decisions after considering relevant factors in light of their individual experience, business judgment and knowledge of the Company, each executive officer, and the competitive market.

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Role of Executive Officers
In performing its responsibilities, the Compensation Committee consults with members of our management, including our CEO, Head of People and CFO. Management assists the Compensation Committee by providing information on corporate and individual performance, market compensation data and management’s perspective on compensation matters. The Compensation Committee solicits and reviews our CEO’s recommendations and viewpoints with respect to adjustments to salary and equity incentive opportunities, program structures and other compensation-related matters for our executive officers, other than with respect to the CEO’s own compensation. The Compensation Committee considers these recommendations as one factor in determining the compensation of our executive officers. Our co-founders are not present during any deliberations or decision-making regarding their respective compensation.
Role of the Compensation Consultant
In carrying out its responsibilities, the Compensation Committee has retained Compensia, Inc., a nationally recognized compensation consulting firm, to serve as its independent compensation consultant, supporting the Compensation Committee in its review and oversight of our executive compensation programs. The Compensation Committee has assessed, and periodically confirms, the necessary criteria and has determined that the engagement of Compensia does not raise any conflicts of interest or other similar concerns. Compensia reports directly to our Compensation Committee and does not provide any non-compensation related services to the Company. Compensia does not make specific compensation-related recommendations, although it does use competitive market data to provide compensation ranges, taking into consideration our compensation peer group and compensation philosophy, for our Compensation Committee to consider. Compensia attends certain Compensation Committee meetings, executive sessions, and preparatory meetings with the committee chair and certain members of our management team, as requested by our Compensation Committee. Compensia also advises our Compensation Committee on public disclosures relating to our executive compensation programs.
Use of Market Data
The Compensation Committee reviews and considers the compensation levels and practices of a group of peer companies for purposes of assessing the competitive market positioning of our executive compensation program. This peer group includes technology companies that are similar to us in terms of industry, revenue and market capitalization, and is reviewed at least annually with our compensation consultant to account for any year-over-year changes to both our business and the businesses of our peer companies.
In developing the compensation peer group, we consider several criteria to identify comparable U.S.-based publicly-traded peer companies, including our industry sector, the size of such companies relative to our size and growth rate (generally companies with annual revenues between .5x and 2.5x of our current revenue and market capitalizations between .25x and 4x our then-current market capitalization), business model and the date such companies’ securities became publicly traded.
In March 2025, the Compensation Committee, in consultation with Compensia, conducted a detailed review of the current peer group constituents to ensure continued alignment with our business direction and financial profile. Based on the review, and desire to focus on consumer and subscription-model software companies, the Committee approved replacing nine companies (two of which had been acquired) with eight companies more comparable in financial profile, customer base, business model or that are more likely potential talent competitors. The 2025 peer group includes the following companies.

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2025 Peer Group
Affirm Holdings, Inc.*	Bumble, Inc.	nCino, Inc.	Tripadvisor, Inc.*
AppFolio, Inc.	DoubleVerify Holdings	Pinterest, Inc.*	Yelp, Inc.*
BILL Holdings, Inc.	Freshworks, Inc.	Reddit, Inc.*
Box, Inc.	GitLab, Inc.	Roblox Corporation*
Braze, Inc.	Match Group, Inc.*	Rubrik, Inc.*
*New companies added for 2025 were Affirm, Match, Pinterest, Reddit, Roblox, Rubrik, TripAdvisor and Yelp. The companies removed from the 2024 peer group included Instructure, PowerSchool, both acquired, and Chegg, Coursera, PagerDuty, Sprout Social, Udemy, Workiva and Zuora, all of which fell below the target market cap selection criteria.
2025 Compensation Elements & Decisions
Our executive compensation program consists of two primary components: base salary and equity. As noted in Compensation Philosophy and Objectives above, this is aligned with our compensation structure for all Duos.

Element	Structure	Objective
Base Salary	Cash	To attract and retain Duos by providing a market-competitive fixed level of compensation
Long-Term Incentives	Equity awards in the form of PSUs for our co-founders, including our CEO, or RSUs for all other NEOs	To engage Duos in building long-term value, in alignment with our stockholders’ interests, and to promote retention
For all executive officers, except our co-founders – our CEO and Chief Technology Officer (“CTO”) – equity is delivered in the form of annual RSU awards, that comprise the vast majority of each NEO’s pay opportunity.
In connection with the IPO of our Class A common stock in 2021, our CEO and CTO each received performance-based RSUs (“PSUs”) with a 10-year term that vest upon attainment of specified stock price hurdles, detailed under “Special Multi-Year Performance-Based Founder Awards” below. Our Board of Directors and the Compensation Committee intend for the PSUs to be the exclusive equity award that our co-founders will receive through the tenth anniversary of the date of grant.
Base Salary
Consistent with our long-term oriented philosophy, base salaries represent a small portion of NEOs’ total direct compensation, and provide fixed, baseline compensation. We use our annual compensation cycles to adjust salary based on a number of factors, including performance, and after reviewing applicable market survey and peer data as discussed in “Compensation Determination Process.” The following table lists 2025 base salaries for each of our NEOs.

Name	Position	Salary at Beginning of 2025	Salary at End of 2025	% Increase
Luis von Ahn	Chief Executive Officer, Co-Founder & Board Chairman	$750,000	$750,000	—%
Matthew Skaruppa	Former Chief Financial Officer	$730,000	$775,000	6.2%
Natalie Glance	Chief Engineering Officer	$730,000	$775,000	6.2%
Robert Meese	Chief Business Officer	$550,000	$600,000	9.1%
Stephen Chen	General Counsel	$570,000	$600,000	5.3%

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During 2025, after considering each individual’s current and potential future contributions to our financial, operational and strategic objectives, as well as market data for executives with similar roles and responsibilities within our peer group, the Compensation Committee approved salary increases for Matthew Skaruppa, Natalie Glance, Robert Meese, and Stephen Chen as reflected in the table above.
Long-Term Equity Incentive Awards
Our equity awards, granted in the form of RSUs for all NEOs except our CEO, serve as a long-term retention tool, encouraging executives to remain with and build Duolingo’s value over the long term. The vast majority of NEOs’ target total direct compensation is delivered in long-term equity incentives. We use time-based RSUs that typically vest over four years to retain, engage and motivate NEOs to achieve corporate objectives and sustained value creation over an extended period of time. We believe this straightforward approach to equity compensation aligns our NEOs’ interests with those of our stockholders, as the value of these RSUs are variable and directly tied to our stock. Further, we continue to believe time-based vesting appropriately incentivizes NEOs to generate long-term value for our stockholders and avoids focus on only a single or handful of metrics to the potential detriment of furthering overall corporate growth and progress. While the Committee believes this structure is most appropriate at our current stage, as part of its ongoing review of our compensation programs it will continue to consider the appropriateness of our incentive structure as we mature.
We create and reference market-based equity ranges by role, with the intention that individual RSU grant values reflect the value we place on each NEO’s contribution to our success. In determining the aggregate number of shares underlying our equity awards, the Compensation Committee also considers the dilutive effect of our equity incentive compensation practices and the overall impact that equity awards will have on stockholder value.
RSUs are typically awarded on an annual basis in the second quarter of each year. However, there may be occasions where awards are granted outside of our annual process, such as for new hires, out of cycle promotions, or to award outsized performance. RSUs typically vest in equal quarterly installments over a four-year period. Each unit represents a contingent right to receive one share of our Class A common stock upon vesting.
In May 2025, after taking into consideration the recommendations of our CEO (for all NEOs other than himself) the Compensation Committee approved RSU awards for all Duos, including our NEOs other than our CEO, in recognition of each NEO’s scope of responsibility, individual performance and expected go-forward contributions to our financial results and strategic execution. In determining the target dollar amount of each NEO’s award, the Compensation Committee also considered the value of each NEO’s existing equity holdings, including the current economic value and vesting schedules of any unvested equity awards, and the ability of those unvested holdings to satisfy our reward and retention objectives.
The RSU awards granted to our NEOs in 2025 were as follows:

Name	Position	Target $ Value (1)	# of RSUs (1)
Luis von Ahn	Chief Executive Officer, Co-Founder & Board Chairman	$—	—
Matthew Skaruppa	Former Chief Financial Officer	$4,000,000	8,709
Natalie Glance	Chief Engineering Officer	$4,000,000	8,709
Robert Meese	Chief Business Officer	$2,000,000	4,354
Stephen Chen	General Counsel	$2,500,000	5,443
___________________
(1)     Target dollar value differs from grant date fair value disclosed in our Summary Compensation Table. To control for possible volatility in our stock price on any given day, the number of shares underlying RSU awards is determined based on the average closing price of Class A common stock over the fifteen trading day period immediately prior to the date of grant. The target values approved by the Compensation Committee differ from the amounts reported in the executive compensation tables following this Compensation Discussion and Analysis, as the tables are calculated using our stock price on the date of grant (May 15, 2025) in accordance with accounting principles and SEC rules.

DUOLINGO 2026 PROXY STATEMENT	38

Special Multi-Year Performance-Based Founder Awards
In connection with the IPO of our Class A common stock, our Board worked closely with Compensia to design a one-time equity incentive for our CEO and our CTO, each of whom is a co-founder of our company. The award was designed to significantly align their compensation with the long-term interests of our stockholders by requiring the achievement of sustained stock price targets. In designing the equity incentive for Drs. von Ahn and Hacker, our Board considered Dr. von Ahn’s and Dr. Hacker’s significant stockholdings, long-term leadership and the comparatively modest level of cash compensation they have received from us. The equity incentive is comprised of 1,200,000 and 600,000 PSUs granted to Dr. von Ahn and Dr. Hacker, respectively. The PSUs vest upon the satisfaction of both a four-year service-based condition and a performance-based condition, and generally are settled following a one-year post-vesting holding requirement.
The size of the awards were determined after consideration of similar equity awards to founders of privately held and publicly traded technology companies that are serving in executive positions, and represents less than one percent of the growth in stockholder value investors will have experienced upon achievement of each price hurdle. The number of PSUs for which the performance-based condition may be satisfied is heavily weighted towards the higher stock price hurdles that require substantial, sustained stock price appreciation to be achieved, as illustrated in the table below. Our Board believes that the service-based condition in combination with challenging stock price hurdles results in a PSU award structure that effectively achieves its goals of providing meaningful retentive value and incentive to achieve long-term growth while aligning our founders’ incentives with stockholders’ interests.
The service-based condition was satisfied as to 25% of the entirety of the PSUs on each of the first four anniversaries of the IPO on July 27, 2021. The performance-based conditions are satisfied in the event Luis von Ahn and Severin Hacker continue to serve as our CEO and CTO, respectively, through the date the 60-day trailing volume weighted average closing price of our Class A common stock reaches certain stock price hurdles, which are set at multiples of the price to the public for our IPO ($102/share), over a period of ten years, as set forth in the table below.

Tranche	Stock Price Hurdle	Number of PSUs for Dr. von Ahn	Number of PSUs for Dr. Hacker
1 (1)	$127.50	60,000	30,000
2 (1)	$153.00	60,000	30,000
3 (2)	$178.50	60,000	30,000
4 (3)	$204.00	120,000	60,000
5 (4)	$255.00	120,000	60,000
6 (5)	$306.00	120,000	60,000
7 (6)	$357.00	120,000	60,000
8 (7)	$408.00	120,000	60,000
9	$612.00	180,000	90,000
10	$816.00	240,000	120,000

DUOLINGO 2026 PROXY STATEMENT	39

___________________
(1)     Stock price hurdle for the tranche was achieved in 2021, and the shares were released to the CEO and CTO on August 14, 2023

(2)     Stock price hurdle for the tranche was achieved on November 22, 2023; and the shares were released to the CEO and CTO on November 22, 2024

(3)     Stock price hurdle for the tranche was achieved on December 26, 2023; and the shares were released to the CEO and CTO on December 26, 2024

(4)     Stock price hurdle for the tranche was achieved on October 18, 2024; and the shares were released to the CEO and CTO on October 18, 2025

(5)     Stock price hurdle for the tranche was achieved on November 26, 2024; and the shares were released to the CEO and CTO on November 26, 2025

(6)     Stock price hurdle for the tranche was achieved on February 14, 2025; and the shares were released to the CEO and CTO on February 14, 2026

(7)     Stock price hurdle for the tranche was achieved on May 27, 2025; shares subject to one-year holding requirement

Each stock price hurdle will be equitably adjusted to reflect any stock splits, stock dividends or other restructurings impacting our Class A common stock. Any PSUs that have not satisfied the performance-based condition as of the tenth anniversary of the grant date will be forfeited. Our Board intends for the PSUs to be the exclusive equity award that our CEO and CTO will receive through the tenth anniversary of the date of grant.
In the event that Dr. von Ahn or Dr. Hacker ceases to serve as our CEO or CTO, respectively, as a result of death or disability, the service-based condition will be deemed satisfied, any vested PSUs will generally be settled, any unvested PSUs will remain outstanding and eligible to vest based on achievement of the stock price hurdles set forth above for two years, and any PSUs for which the stock price hurdle has not been met during that period will be forfeited. Unless mutually agreed otherwise, in the event Dr. von Ahn or Dr. Hacker ceases to serve as our CEO or CTO, respectively, for any reason other than death or disability, any vested PSUs will generally be settled and any unvested PSUs will be forfeited. Further, if such cessation of service is effected by us for cause, or Dr. von Ahn or Dr. Hacker engages in fraud or material misconduct, vested PSUs which have not yet been settled may be clawed back to the extent determined appropriate by our Board.
In the event of a change in control, no accelerated vesting for any tranches will occur solely as a result of the change in control. Upon such event, the service-based condition will be deemed satisfied, achievement of stock price hurdles for purposes of the PSUs will be measured based on the price per share to be received by stockholders in connection with the change in control, and any PSUs for which the stock price hurdle has not been met will be forfeited. To the extent the price per share received by the stockholders in connection with the change in control falls between two stock price hurdles, the number of PSUs deemed earned based on satisfaction of the performance condition will be determined using linear interpolation between the two stock price hurdles.
The tranches that have vested to date and shares that have been released to Drs. von Ann and Hacker are described in the table above.
Other Compensation Practices and Policies
Retirement Savings and Health and Welfare Benefits
We currently maintain a 401(k) retirement savings plan for our employees, including our executive officers, who satisfy certain eligibility requirements. Our executive officers are eligible to participate in the 401(k) plan on the same terms as other full-time employees. The Internal Revenue Code allows eligible employees to defer a portion of their compensation, within prescribed limits, on a pre-tax basis through contributions to the 401(k) plan. Currently, we match contributions made by employees who participate in the 401(k) plan up to a specified percentage of the employee contributions, and these matching contributions are fully vested as of the date on which the contribution is made. We believe that providing a vehicle for tax-deferred retirement savings through our 401(k) plan, and making matching contributions, adds to the overall desirability of our compensation package and further incentivizes our employees, including our executive officers, in accordance with our compensation policies. We do not provide any non-qualified deferred compensation benefits and do not have any defined benefit pension or supplemental executive retirement plans.

DUOLINGO 2026 PROXY STATEMENT	40

All of our full-time employees, including our executive officers, are eligible to participate in our health and welfare plans, including medical, dental and vision benefits; medical and dependent care flexible spending accounts; short-term and long-term disability insurance; and life and AD&D insurance.
Perquisites and Other Personal Benefits
We do not view perquisites as important to achieving our compensation objectives. As such, we currently do not provide any perquisites or other personal benefits to our NEOs beyond those made generally available to our other employees. In the future, our Board of Directors or Compensation Committee may provide perquisites to our NEOs in the event it determines that it is necessary or appropriate to incentivize or fairly compensate them.
Employment Arrangements
We entered into offer letters with each of our NEOs when they joined us. Each offer letter provides for “at will” employment (meaning either we or the NEO may terminate the employment relationship at any time with or without cause and with or without notice), sets forth the initial title, base salary, and equity award for the executive and summarizes the other terms and conditions applicable to the executive’s employment with us. Additionally, each of our NEOs has entered into a change in control and severance agreement with us, as described below, and a standard proprietary information and invention assignment agreement with us.
Change in Control and Severance Benefits
We have entered into change in control and severance agreements with each of our NEOs. These agreements provide for severance benefits in connection with certain qualifying terminations. We believe that providing post-employment compensation arrangements is necessary to achieve our recruitment and retention goals, and to facilitate smooth transitions from Duolingo when and if appropriate. We have designed our arrangements to provide reasonable continued salary and healthcare coverage in the event of terminations without cause or resignations for good reason. In addition, we aim to align NEOs’ interests with our stockholders in the event of a change in control of the company by providing “double-trigger” arrangements that encourage executives to focus on corporate transactions that are in our best interests, regardless of whether those transactions may result in their own job loss. We also condition all severance payments upon receipt of a general release of claims to mitigate potential future disputes or litigation arising from an executive’s departure.
For a full description of the terms of these agreements, as well as an estimate of the potential payments payable under these agreements, see “Potential Payments upon Termination or Change in Control” below.
Compensation Recovery Policy (Clawback Policy)
In 2023, we adopted a compensation recovery, or “clawback,” policy (the “Clawback Policy”) in accordance with the Nasdaq listing standards and Exchange Act Rule 10D-1. Under the Clawback Policy, which applies to the Company’s current and former executive officers (as defined under Exchange Act Rule 10D-1), the Company is required to recoup the amount of any erroneously awarded compensation (as defined in the Clawback Policy) on a pre-tax basis within a specified lookback period in the event of any accounting Restatement (as defined in the Clawback Policy), subject to limited impracticability exceptions. The Clawback Policy is overseen and administered by the Compensation Committee.
Practices Related to the Timing of Grants of Certain Equity Awards

DUOLINGO 2026 PROXY STATEMENT	41

Our general practice is to not grant equity awards in anticipation of the release of material nonpublic information or time the release of material nonpublic information for the purpose of affecting the value of executive compensation. The Compensation Committee uses its business judgment to determine the amount of an equity award and would consider any material nonpublic information that is known to the Compensation Committee before granting an equity award. Although we do not have a formal policy with respect to the timing of our equity award grants, the Compensation Committee has historically granted such awards on a predetermined annual schedule, though it has, from time to time, made grants at other times (for example, in connection with hiring and promotions). We have not granted stock options to our NEOs since 2021.
Accounting and Tax Considerations
Accounting Considerations
We follow Financial Accounting Standard Board Accounting Standards Codification Topic 718, Compensation—Stock Compensation (“ASC Topic 718”) for our stock-based compensation awards. ASC Topic 718 requires companies to measure the compensation expense for all share-based awards made to employees and directors, including stock options and RSUs, based on the grant-date fair value of these awards. This calculation is performed for accounting purposes and reported in the compensation tables below, even though our executive officers may never realize any value from their awards.
Tax Considerations
Section 162(m) of the Internal Revenue Code denies a publicly-traded corporation a federal income tax deduction for remuneration in excess of $1 million per year per person paid to executives designated in Section 162(m) of the Code, including, but not limited to, its current and former NEOs. However, we believe that maintaining the discretion to provide compensation that is non-deductible allows us to provide compensation tailored to the needs of our company and our NEOs and is an important part of our responsibilities and benefits our stockholders.

DUOLINGO 2026 PROXY STATEMENT	42

Compensation Committee Report
The Compensation Committee has reviewed and discussed with management the Compensation Discussion and Analysis contained in this Proxy Statement. Based on their review and discussion, the Compensation Committee has recommended to our Board of Directors that the Compensation Discussion and Analysis be included in this Proxy Statement and incorporated into the Company’s 2025 Annual Report on Form 10-K.
Members of the Compensation Committee:
Mario Schlosser, Chair
Sara Clemens
John Lilly
Bonnie Ross
Executive Compensation Tables
2025 Summary Compensation Table
The following table contains information about the compensation earned by each of our named executive officers during the fiscal years presented.

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($) (1)	All Other Compensation ($) (2)	Total ($)

Luis von Ahn Chief Executive Officer	2025	750,000	—	—	17,500	767,500
	2024	750,000	—	—	17,250	767,250
	2023	750,000	—	—	16,500	766,500
Matthew Skaruppa Former Chief Financial Officer (3)	2025	756,250	—	4,620,299	17,500	5,394,049
	2024	713,333	—	4,849,687	17,250	5,580,270
	2023	673,333	—	3,183,753	16,500	3,873,586
Natalie Glance Chief Engineering Officer	2025	756,250	—	4,620,299	17,500	5,394,049
	2024	713,333	—	3,233,066	17,250	3,963,649
	2023	673,333	—	3,183,753	17,000	3,874,086
Robert Meese Chief Business Officer	2025	579,167	—	2,309,884	17,500	2,906,551
	2024	533,333	—	1,454,924	17,250	2,005,507
	2023	497,500	—	1,910,252	17,750	2,425,502
Stephen Chen General Counsel	2025	587,500	—	2,887,620	17,500	3,492,620
	2024	553,333	—	1,616,444	17,250	2,187,028
	2023	513,333	—	1,591,876	16,500	2,121,709
___________________
(1)Amounts in this column represent the aggregate grant date fair value, as calculated in accordance with ASC Topic 718, of RSUs granted to our NEOs based on the closing trading price of Duolingo’s stock on the date of grant.
(2)Amounts reported for 2025 represent $17,500 in matching contributions under our 401(k) plan.
(3)The compensation for Matthew Skaruppa noted in this table and throughout the Executive Compensation Tables was for the full year 2025.

DUOLINGO 2026 PROXY STATEMENT	43

Grants of 2025 Plan-Based Awards
The following table shows information regarding the incentive awards granted to the named executive officers for 2025.

Name	Award Type	Grant Date	All Other Stock Awards: Number of shares of stock or units (#) (1)	Grant Date Fair Value of Stock Awards ($) (2)

Luis von Ahn	—	—	—	—
Matthew Skaruppa	Time-based RSUs	May 15, 2025	8,709	4,620,299
Natalie Glance	Time-based RSUs	May 15, 2025	8,709	4,620,299
Robert Meese	Time-based RSUs	May 15, 2025	4,354	2,309,884
Stephen Chen	Time-based RSUs	May 15, 2025	5,443	2,887,620
___________________
(1)The RSUs vest in substantially equal quarterly installments through the fourth anniversary of the grant date, subject to continued service through the applicable vesting date. Additionally, if within the period commencing three months prior to and ending twelve months immediately following a change in control, the NEO’s service is terminated by us without cause or by them for good reason, then 100% of the RSUs will vest, subject to the timely delivery of a release of claims in favor of us.
(2)Amounts in this column represent the aggregate grant date fair value, as calculated in accordance with ASC Topic 718, of RSUs granted to our NEOs based on the closing trading price of Duolingo’s stock on the date of grant.

DUOLINGO 2026 PROXY STATEMENT	44

Outstanding Equity Awards at 2025 Year End
The following tables list all outstanding equity awards held by our NEOs as of December 31, 2025.

	Option Awards					Stock Awards
Name	Vesting Commencement Date	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units That Have Not Yet Vested	Market Value of Shares or Units of Stock That Have Not Vested ($) (1)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($) (1)
Luis von Ahn	1/1/2020 (2)	51,000	—	14.42	12/12/2029	—	—	—	—
	1/1/2021 (2)	175,000	—	38.08	12/2/2030	—	—	—	—
	7/30/2021 (3)	—	—	—	—	—	—	420,000	73,710,000
Matthew Skaruppa	5/13/2022 (4)	—	—	—	—	4,426	776,763	—	—
	5/15/2023 (4)	—	—	—	—	8,344	1,464,372	—	—
	5/15/2024 (4)	—	—	—	—	17,096	3,000,348	—	—
	5/15/2025 (4)	—	—	—	—	7,621	1,337,486	—	—
Natalie Glance	2/22/2017 (2)	11,834	—	5.00	4/7/2027	—	—	—	—
	2/27/2018 (2)	17,418	—	7.11	4/20/2028	—	—	—	—
	6/27/2019 (2)	4,919	—	7.48	6/27/2029	—	—	—	—
	9/25/2019 (2)	5,249	—	8.15	9/25/2029	—	—	—	—
	2/27/2020 (2)	14,379	—	14.42	3/10/2030	—	—	—	—
	3/9/2020 (2)	10,000	—	14.42	3/10/2030	—	—	—	—
	5/13/2022 (4)	—	—	—	—	4,426	776,763	—	—
	5/15/2023 (4)	—	—	—	—	8,344	1,464,372	—	—
	5/15/2024 (4)	—	—	—	—	11,397	2,000,174	—	—
	5/15/2025 (4)	—	—	—	—	7,621	1,337,486	—	—
Robert Meese	9/25/2019 (2)	4,375	—	8.15	9/25/2029	—	—	—	—
	3/10/2020 (2)	5,625	—	14.42	3/10/2030	—	—	—	—
	9/23/2020 (2)	20,000	—	22.91	9/23/2030	—	—	—	—
	5/13/2022 (4)	—	—	—	—	3,065	537,908	—	—
	5/15/2023 (4)	—	—	—	—	5,007	878,729	—	—
	5/15/2024 (4)	—	—	—	—	5,129	900,140	—	—
	5/15/2025 (4)	—	—	—	—	3,810	668,655	—	—
Stephen Chen	3/2/2020 (2)	706	—	14.42	3/10/2030	—	—	—	—

DUOLINGO 2026 PROXY STATEMENT	45

5/13/2022 (4)	—	—	—	—	2,384	418,392	—	—
5/15/2023 (4)	—	—	—	—	4,172	732,186	—	—
5/15/2024 (4)	—	—	—	—	5,699	1,000,175	—	—
5/15/2025 (4)	—	—	—	—	4,763	835,907	—	—
__________________
(1)Amounts are calculated by multiplying the number of RSUs or PSUs shown in the table by $175.50, the closing price of our Class A common stock as of December 31, 2025, the last trading day in 2025.
(2)The options are fully vested and exercisable.

(3)Represents the multi-year PSU awards described above under “Special Multi-Year Performance-Based Founder Awards.” The PSUs vest upon the satisfaction of both a service-based condition and a performance-based condition and generally are settled one year after vesting. The service-based condition is satisfied as to 25% of the PSUs on each anniversary of the vesting commencement date, subject to Dr. von Ahn continuing to serve as our Chief Executive Officer through the applicable date. The performance-based condition is satisfied in ten tranches based on the achievement of ten stock price hurdles measured based on a trailing 60 day average closing trading price for our Class A common stock basis during a ten-year performance period and service-based vesting. As of December 31, 2025, performance and service-based vesting for the first eight tranches of the stock price hurdles had been achieved, and the shares subject to tranches seven and eight are reported below in both the “Option Exercises and Stock Vested” table and the “Nonqualified Deferred Compensation for Fiscal Year 2025.”. For additional details on the vesting of the awards, see “Special Multi-Year Performance-Based Founder Awards” above.

(4)The RSUs vest in substantially equal quarterly installments through the fourth anniversary of the vesting commencement date, subject to continued service through the applicable vesting date. Additionally, if within the period commencing three months prior to and ending twelve months immediately following a change in control, the NEO’s service is terminated by us without cause or by them for good reason, then 100% of the RSUs will vest, subject to the timely delivery of a release of claims in favor of us.

Option Exercises and Stock Vested
The following table summarizes the stock options that were exercised and the RSUs that vested during 2025.

	Option Awards		Stock Awards
	Number of Shares Acquired on Exercise (#)	Value Realized Upon Exercise ($) (1)	Number of Shares Acquired on Vesting (#)	Value Realized Upon Vesting ($) (2)
Luis von Ahn	32,000	10,776,556	240,000	114,922,800 (3)
Matthew Skaruppa	6,378	1,973,271	25,466	9,641,750
Natalie Glance	25,002	7,576,815	23,187	8,800,035
Robert Meese	5,000	1,505,950	13,390	5,036,423
Stephen Chen	4,831	1,265,320	11,043	4,061,232
__________________
(1)Represents the difference between the closing trading price of our Class A common stock on the date of exercise and the exercise price of the option.
(2)Reflects the product of the number of RSUs vesting multiplied by the closing trading price of our Class A common stock on the vesting date.

(3)Represents the portion of PSUs that were earned and vested on February 14, 2025 and May 27, 2025. The PSUs have been or will be settled by the issuance of shares to Dr. von Ahn one year after the applicable vesting date.

Nonqualified Deferred Compensation for Fiscal Year 2025
The following table provides information concerning the portions of the PSUs that were earned and vested but are subject to deferral for one year after vesting. The PSUs were previously reported as compensation for 2021 based on their fair value as of the grant date in the Summary Compensation Table and have also been reported in the Option Exercises and Stock Vested table for 2025 based on the closing trading price of our Class A common stock on the date of vesting. We do not maintain any other deferred compensation arrangements.

DUOLINGO 2026 PROXY STATEMENT	46

Name	Executive Contributions in 2025 ($)	Registrant Contributions in 2025 ($) (1)	Aggregate Earnings in 2025 ($) (2)	Aggregate Withdrawals/Distributions ($)	Aggregate Balance in 2025 ($) (3)
Luis von Ahn Vested but Unsettled RSUs	—	114,922,800	(72,802,800)	—	42,120,000
__________________
(1)    Amount is also captured in the “Value Realized Upon Vesting” reflected in the Option Exercises and Stock Vested table above. Represents the value of the Class A common stock underlying the 120,000 PSUs that vested on February 14, 2025, multiplied by $432.69, the closing trading price per share of our Class A common stock on the vesting date and 120,000 PSUs that vested on May 27, 2025, multiplied by$525.00, the closing trading price per share of our Class A common stock on the vesting date.

(2)    Represents the change in value of shares of our Class A common stock subject to the vested PSUs based on the change in the closing trading price per share from the vesting dates to December 31, 2025.

(3)    Represents the value of vested PSUs for which settlement has been deferred based on $175.50, the closing trading price per share of our Class A common stock on December 31, 2025.

Potential Payments Upon Termination or Change in Control
Under the change in control and severance agreements we have entered into with our NEOs, each NEO is eligible for the following severance benefits in connection with certain qualifying terminations in exchange for a general release of claims against us.
•In the event of an NEO’s termination of employment without cause or resignation for good reason not connected to a change in control:
◦Our CEO is entitled to (i) a single lump sum payment equal to his annual base salary and (ii) continued healthcare coverage paid or reimbursed by us for 12 months.
◦Other NEOs are entitled to (i) a single lump sum payment equal to six months of base salary and (ii) continued healthcare coverage paid or reimbursed by us for six months.
•In the event of an NEO’s termination of employment without cause or resignation for good reason within a three-month period prior to, or twelve-month period following a change in control:
◦Our CEO is entitled to (i) payment of an amount equal to 1.5 times his then-current annual base salary, payable in a single lump sum, (ii) payment of a pro-rated annual bonus, if any, assuming target performance and paid in a single lump sum, (iii) continued healthcare coverage paid or reimbursed by us for up to 18 months, and (iv) accelerated vesting of all outstanding equity awards subject to time-based vesting provisions.
◦Other NEOs are entitled to (i) payment of an amount equal to their then-current annual base salary, payable in a single lump sum, (ii) payment of a pro-rated annual bonus, if any, assuming target performance and paid in a single lump sum, (iii) continued healthcare coverage paid or reimbursed by us for up to 12 months, and (iv) accelerated vesting of all outstanding equity awards subject to time-based vesting provisions.
In addition, under the PSU agreement entered into between us and our CEO:
•In the event of our CEO’s termination of employment due to death or disability, (i) the service-based condition applicable to his PSUs will be deemed satisfied, (ii) any vested PSUs will generally be settled and (iii) any unvested PSUs will remain outstanding and eligible to vest based on achievement of the stock price hurdles set forth above for two years (after which any unvested PSUs will be forfeited).
•In the event of our CEO’s termination of employment for any other reason, generally, any vested PSUs will be settled and any unvested PSUs forfeited.

DUOLINGO 2026 PROXY STATEMENT	47

•In the event of a change in control, the service-based condition applicable to the PSUs will be deemed satisfied, achievement of stock price hurdles for purposes of the PSUs will be measured based on the price per share to be received by stockholders in connection with the change in control, and any PSUs for which the stock price hurdle has not been met will be forfeited. To the extent the price per share received by the stockholders in connection with the change in control falls between two stock price hurdles, the number of PSUs deemed earned based on satisfaction of the performance condition will be determined using linear interpolation between the two stock price hurdles.
The following table provides information concerning the estimated payments and benefits that would be provided in the circumstances described above for each of our NEOs. Except where otherwise noted, payments and benefits are estimated assuming that the triggering event took place on December 31, 2025, and the price per share of our Class A common stock is the closing price as of December 31, 2025 ($175.50). There can be no assurance that a triggering event would produce the same or similar results as those estimated below if such event occurs on any other date.

	Upon Qualifying Termination - Outside of Change in Control Period				Upon Qualifying Termination - During of Change in Control Period				Upon Disability or Death
Name	Cash Severance ($) (1)	Continuation of Healthcare Benefits ($) (2)	Value of Accelerated Vesting ($) (3)	Total ($)	Cash Severance ($) (1)	Continuation of Healthcare Benefits ($) (2)	Value of Accelerated Vesting ($) (3)	Total ($)	Value of Accelerated Vesting ($) (3)
Luis von Ahn	750,000	23,356	42,120,000	42,893,356	1,125,000	35,033	42,120,000	43,280,033	42,120,000
Matthew Skaruppa	387,500	12,998	—	400,498	775,000	25,996	6,578,969	7,379,965	—
Natalie Glance	387,500	12,353	—	399,853	775,000	24,707	5,578,795	6,378,502	—
Robert Meese	300,000	12,998	—	312,998	600,000	25,996	2,985,432	3,611,428	—
Stephen Chen	300,000	12,851	—	312,851	600,000	25,702	2,986,660	3,612,362	—
__________________
(1)The severance amount related to base salary was determined based on the base salaries in effect on December 31, 2025.
(2)The value of continued healthcare benefits is calculated by multiplying the number of months of continued coverage by the monthly premium for coverage based on COBRA rates as of December 31, 2025.

(3)The value of accelerated options is calculated by multiplying (i) the number of shares accelerated by (ii) any positive excess of $175.50 closing trading price per share of our Class A common stock on December 31, 2025, the last trading day of 2025, over the applicable exercise price, and the value of accelerated RSUs is calculated by multiplying the number of RSUs accelerated by $175.50 the closing trading price per share of our Class A common stock on December 31, 2025. The value of accelerated equity awards covering Class B common stock held by Dr. von Ahn was also calculated using the foregoing methodology because the Class B common stock is not publicly traded. The amounts set forth in this column also represent the value of the acceleration of equity awards in the event of a change in control of the Company where outstanding awards are not assumed or substituted, where all awards, other than the Multi-Year Award, will vest in full. In such case, the vesting of the Multi-Year Award converts to a service-based award based on the proceeds paid in the change in control and the vesting date applicable to each stock hurdle achieved or partially achieved.

DUOLINGO 2026 PROXY STATEMENT	48

CEO Pay Ratio
Pursuant to Item 402(u) of Regulation S-K presented below is the ratio of annual total compensation of our Chief Executive Officer to the annual total compensation of our median employee (except our Chief Executive Officer).
The ratio presented below is a reasonable estimate calculated in a manner consistent with Item 402(u). The SEC’s rules for identifying the median compensated employee and calculating the pay ratio based on that employee’s annual total compensation allow companies to adopt a variety of methodologies, to apply certain exclusions, and to make reasonable estimates and assumptions that reflect their employee populations and compensation practices. As a result, the pay ratio reported by other companies may not be comparable to the pay ratio reported below, as other companies have different employee populations and compensation practices and may utilize different methodologies, exclusions, estimates and assumptions in calculating their own pay ratios.
To identify the median compensated employee, we reviewed the compensation of all full-time employees who were employed as of December 31, 2025 (the “determination date”). We determined our median employee by reviewing actual base compensation paid in 2025 as of the Determination Date plus the grant date fair value of equity awards issued in 2025 as of the determination date. We annualized actual base compensation for new hire Duos based on their start date. For Duos based outside of the United States, we converted pay into U.S. Dollars using the exchange rate for a 6-month period ending on the determination date.
The fiscal year 2025 annual total compensation as determined under Item 402 of Regulation S-K for our Chief Executive Officer was $767,500, as reported in the Summary Compensation Table. The annual total compensation as determined under Item 402 of Regulation S-K of our median employee for fiscal 2025 was $296,588. The ratio of our Chief Executive Officer’s annual total compensation to the median of the annual total compensation of all our employees for fiscal year 2025 is 2.6 to 1.
In selecting the median employee in accordance with Item 402(u) of Regulation S-K, reporting companies are permitted to use reasonable estimates, assumptions, and methodologies based on their own facts and circumstances. As a result, the disclosure regarding the compensation of our median employee and the CEO Pay Ratio may not be directly comparable to similar disclosure by other reporting companies.
Compensation Risk Assessment
Management has conducted a risk assessment of our compensation plans and practices and concluded that our compensation programs do not create risks that are reasonably likely to have a material adverse effect on the Company. The objective of the assessment was to identify any compensation plans or practices that may encourage employees to take unnecessary risk that could threaten the Company. No such plans or practices were identified. The Compensation Committee has reviewed and agrees with management’s conclusion.

DUOLINGO 2026 PROXY STATEMENT	49

Pay Versus Performance
As required by Section 953(a) of the Dodd-Frank Wall Street Reform and Consumer Protection Act and Item 402(v) of Regulation S-K, we are providing the following information about the relationship between executive compensation actually paid and certain financial performance of our company.
Pay Versus Performance Table

Year	Summary Compensation Table Total for Principal Executive Officer (“PEO”) ($) (1) (2)	Compensation Actually Paid to PEO ($) (3)	Average Summary Compensation Table Total for Non-PEO Named Executive Officers (“NEOs”) ($) (4)	Average Compensation Actually Paid to Non-PEO NEOs ($) (5)	Value of Initial Fixed $100 Investment Based on:		Net Income (Loss) (in thousands) ($) (8)	Bookings (in thousands) ($) (9)
					Total Stockholder Return (“TSR”) ($) (6)	Peer Group Total Stockholder Return ($) (7)

(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)
2025	767,500	(44,243,186)	4,296,817	(384)	126.25	109.30	414,067	1,158,425
2024	767,250	129,007,495	3,434,113	7,588,271	233.24	110.18	88,280	870,601
2023	766,500	139,895,921	3,073,720	12,060,643	163.19	87.60	16,067	622,181
2022	765,250	(31,645,908)	3,186,268	493,793	51.17	63.21	(59,574)	428,647
2021	74,431,300	78,011,817	19,725,455	21,789,694	76.33	96.35	(60,135)	294,427
___________________
(1)Luis von Ahn served as our principal executive officer (“PEO”) during 2021, 2022, 2023, 2024 and 2025.
(2)The dollar amounts reported in column (b) are the amounts of total compensation reported for our PEO for each corresponding year in the “Total” column of the Summary Compensation Table. Refer to “Executive Compensation – Executive Compensation Tables – 2025 Summary Compensation Table” of this Proxy Statement and our proxy statement for 2025.
(3)The dollar amounts reported in column (c) represent the amount of “compensation actually paid” to our PEO, as computed in accordance with Item 402(v) of Regulation S-K. The dollar amounts do not reflect the actual amount of compensation earned by or paid to such PEO during the applicable year. In accordance with the requirements of Item 402(v) of Regulation S-K, the following adjustments were made to the PEO’s total reported compensation for each year to determine the compensation actually paid:

Year	Name of PEO	Reported Summary Compensation Table for PEO ($)	(Less) Reported Value of Equity Awards ($) (a)	Plus/(Minus) Equity Award Adjustments ($) (b)	(Equals) Compensation Actually Paid ($)
2025	Luis von Ahn	767,500	—	(45,010,686)	(44,243,186)
___________________
(a) The grant date fair value of equity awards represents the total of the amounts reported in the “Stock Awards” and “Option Awards” columns in the Summary Compensation Table for the applicable year.
(b) The equity award adjustments for each applicable year include the addition (or subtraction, as applicable) of the following: (i) the year-end fair value of any equity awards granted in the applicable year that are outstanding and unvested as of the end of the year; (ii) the year-end fair value of any equity awards granted in a prior year that are outstanding and unvested as of the end of the year; (iii) for awards that are granted and vest in same applicable year, the fair value as of the vesting date; (iv) for awards granted in prior years that vest in the applicable year, the amount equal to the change as of the vesting date (from the end of the prior fiscal year) in fair value; (v) the dollar value of any dividends or other earnings paid on stock or option awards in the applicable year prior to the vesting date that are not otherwise reflected in the fair value of such award or included in any other component of total compensation for the applicable year, (vi) less the value of all unvested awards as of the end of the prior fiscal year. The valuation methodologies use to estimate fair values did not materially differ from those disclosed at the time of grant. The amounts deducted or added in calculating the equity award adjustments are as follows:

DUOLINGO 2026 PROXY STATEMENT	50

Year	Name of PEO	Fair Value at End of Year of Outstanding and Unvested Equity Granted in a Current Year ($)	Change in Fair Value of Outstanding and Unvested Equity Granted in Prior Year ($)	Fair Value of Equity Vesting During the Year that was Granted in Current Year ($)	Year over Year Change in Fair Value of Equity Awards Granted in Prior Years that Vested in the Year ($)	Total Equity Award Adjustments ($)
2025	Luis von Ahn	—	(62,749,990)	—	17,739,304	(45,010,686)

(4)     The dollar amounts reported in column (d) represent the average of the amounts reported for our NEOs as a group (excluding our PEO) in the “Total” column of the Summary Compensation Table in each applicable year. The names of each of the NEOs (excluding PEO) included for purposes of calculating the average amounts in each applicable year are as follows: (i) for 2022, 2023, 2024, and 2025, Matthew Skaruppa, Natalie Glance, Robert Meese and Stephen Chen; (ii) for 2021, Severin Hacker and Matthew Skaruppa.

(5)     The dollar amounts reported in column (e) represent the average amount of “compensation actually paid” to our NEOs as a group (excluding our PEO), as computed in accordance with Item 402(v) of Regulation S-K. The dollar amounts do not reflect the actual average amount of compensation earned by or paid to our NEOs as a group (excluding our PEO) during the applicable year. In accordance with the requirements of Item 402(v) of Regulation S-K, the following adjustments were made to average total compensation for our NEOs as a group (excluding our PEO) for each year to determine the compensation actually paid, using the same methodology described above in Note 3 above:

Year	Average Reported Summary Compensation Table for Non-PEO NEOs ($)	(Less) Reported Value of Equity Awards ($) (a)	(Plus/Minus) Equity Award Adjustments ($) (c)	(Equals) Compensation Actually Paid to Non-PEO NEOs ($)
2025	4,296,817	3,609,525	(687,676)	(384)

(c) The amounts deducted or added in calculating the total average equity award adjustments are as follows:

Year	Fair Value at End of Year of Outstanding and Unvested Equity Granted in a Current Year ($)	Change in Fair Value of Outstanding and Unvested Equity Granted in Prior Year ($)	Fair Value of Equity Vesting During the Year that was Granted in Current Year ($)	Year over Year Change in Fair Value of Equity Awards Granted in Prior Years that Vested in the Year ($)	Total Equity Award Adjustments ($)
2025	1,044,883	(2,955,600)	217,600	1,005,441	(687,676)
(6)     Cumulative TSR is calculated by dividing (a) the sum of (i) the cumulative amount of dividends on our common stock for the measurement period (if any), assuming dividend reinvestment, and (ii) the difference between the closing trading price per share of our Class A common stock at the end and the beginning of the measurement period by (b) our the closing trading price per share of our Class A common stock at the beginning of the measurement period.
(7)     Represents the weighted peer group TSR, weighted according to the respective companies’ stock market capitalization at the beginning of each period for which a return is indicated. The peer group used for this purpose is the following published industry index: S&P Software & Services Select Industry Index (^SPSISS).

(8)     The dollar amounts reported represent the amount of net income (loss) reflected in our audited financial statements for the applicable year (in thousands).

(9)     Although we use numerous financial and nonfinancial performance measures for the purpose of evaluating performance for our compensation programs, we have determined that bookings, defined as the amounts we receive from a purchase of any Duolingo subscription offering, a purchase of a Duolingo English Test, an in-app purchase for a virtual good, and from advertising networks for advertisements served to our users, is the financial performance measure that, in our assessment, represents the most important performance measure (that is not otherwise required to be disclosed in the table) used by us to link compensation actually paid to our NEOs, for the most recently completed fiscal year, to our corporate performance.

DUOLINGO 2026 PROXY STATEMENT	51

Relationship Between Financial Performance Measures and Compensation Actually Paid
The following graphs sets forth the relationship between Compensation Actually Paid to our PEO and the average of Compensation Actually Paid to our remaining NEOs with (i) our cumulative TSR, (ii) our net (loss) income, and (iii) bookings, in each case, over five most recently completed fiscal years. Also shown in the graph below is the relationship between our cumulative TSR to the Peer Group TSR Index for the same period.
Description of Relationship Between PEO and Average NEO Compensation Actually Paid and Our TSR and our Peer Group Index TSR
The following chart sets forth the relationship between Compensation Actually Paid to our PEO, the average of Compensation Actually Paid to our other NEOs, each as set forth in the table above, and our cumulative TSR and the TSR of the S&P Software and Services Select Index over the period from our IPO in July 2021 through fiscal year end 2025.
Pay Versus Performance Total Stockholder Return Chart

Compensation Actually Paid ($)
Value of $100 Investment From 7/28/2021 ($)
160
140
120
100
80
60
40
20
0
(20)
(40)
(60)
240
210
180
150
120
90
60
30
0
-30
-60
-90
-120
2021
2022
2023
2024
2025
$78.0
$21.8
$76.3
$96.4
$(31.7)
$0.5
$51.2
$63.2
$139.9
$12.1
$163.2
$87.6
$129.0
$7.6
$233.2
$110.2
$(44.2)
$0.0
$126.3
$109.3
CAP - PEO ($M)
CAP - NEOs ($M)
Duolingo
S&P Software & Services Select Index TSR

DUOLINGO 2026 PROXY STATEMENT	52

Description of Relationship Between PEO and Average NEO Compensation Actually Paid and Net (Loss) Income
The following chart sets forth the relationship between Compensation Actually Paid to our PEO, the average of Compensation Actually Paid to our other NEOs, and our net (loss) income during years 2021 through 2025, each as set forth in the table above.
Pay Versus Performance Net (Loss) Income Chart

Compensation Actually Paid ($)
160
140
120
100
80
60
40
20
0
(20)
(40)
(60)
Net (Loss) Income in Millions
400.0
350.0
300.0
250.0
200.0
150.0
100.0
50.0
0.0
(50.0)
$78.0
$21.8
$(60.1)
$(31.7)
$0.5
$(59.6)
$139.9
$12.1
$16.1
$129.0
$7.6
$88.3
$(44.2)
$0.0
$414.1
2021
2022
2023
2024
2025
CAP - PEO ($M)
CAP - NEOs ($M)
Net (Loss) Income

DUOLINGO 2026 PROXY STATEMENT	53

Description of Relationship Between PEO and Average NEO Compensation Actually Paid and Stock Price Measure and Bookings
The following chart sets forth the relationship between Compensation Actually Paid to our PEO, the average of Compensation Actually Paid to our other NEOs, and our Bookings during years 2021 through 2025, each as set forth in the table above.
Pay Versus Performance Bookings Chart

Compensation Actually Paid ($)
160
140
120
100
80
60
40
20
0
(20)
(40)
(60)
Bookings in Millions
1,200
1,150
1,100
1,050
1,000
950
900
850
800
750
700
650
600
550
500
450
400
350
300
250
2021
2022
2023
2024
2025
$78.0
$21.8
$294.3
$(31.7)
$0.5
$428.6
$139.9
$12.1
$622.2
$129.0
$7.6
$870.6
$(44.2)
$0.0
$1,158.4
CAP - PEO ($M)
CAP - NEOs ($M)
Bookings

DUOLINGO 2026 PROXY STATEMENT	54

Director Compensation
Non-Employee Director Compensation Policy for Fiscal Year 2025
The following table sets forth information for 2025 regarding the compensation awarded to, earned by or paid to the non-employee directors who served on our Board of Directors during fiscal year 2025.

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($) (1) (2)	Total ($)
Amy Bohutinsky	53,000	179,563	232,563
Sara Clemens	56,500	179,563	236,063
Bing Gordon	39,000	179,563	218,563
John Lilly	46,500	179,563	226,063
Gillian Munson (3)	55,000	179,563	234,563
Bonnie Ross	46,500	179,563	226,063
Mario Schlosser	54,000	179,563	233,563
Jim Shelton	49,000	179,563	228,563
___________________
(1)Amounts shown represent the aggregate grant date fair value, as calculated in accordance with ASC Topic 718, of RSUs granted during fiscal year 2025. See Note 10 to our audited financial statements included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2025 filed with the SEC on February 26, 2026, for a description of the assumptions used in valuing these awards.
(2) The table below shows the aggregate number of option awards (exercisable and unexercisable) and unvested stock awards held as of December 31, 2025 by each non-employee director who served on our Board of Directors during fiscal year 2025.

DUOLINGO 2026 PROXY STATEMENT	55

Name	Shares Underlying Options Outstanding	Number of Shares or Units That Have Not Yet Vested
Amy Bohutinsky	25,000	379
Sara Clemens	—	379
Bing Gordon	50,000	379
John Lilly	—	379
Gillian Munson (3)	20,000	379
Bonnie Ross	—	1,022
Mario Schlosser	—	1,540
Jim Shelton	—	379
(3) Ms. Munson resigned from the Board upon appointment as the Company’s Chief Financial Officer effective February 23, 2026.

Narrative Disclosure to Director Compensation Table
In connection with the IPO of our Class A common stock, we adopted a non-employee director compensation program (the “Director Compensation Program”), which is periodically reviewed and updated as appropriate by the Compensation Committee with support from Compensia and its assessment of peer group director compensation and market best practices. Pursuant to the Director Compensation Program in effect for 2025, our non-employee directors were eligible to receive cash compensation as follows:

Position	2025 Annual Cash Retainer ($)
Board Member	35,000
Non-Executive Chair	25,000 (additional retainer)
Audit Committee Chair	20,000
Compensation Committee Chair	15,000
Nominating and Corporate Governance Committee Chair	8,000
Audit Committee Member (other than Chair)	10,000
Compensation Committee Member (other than Chair)	7,500
Nominating and Corporate Governance Committee Member (other than Chair)	4,000
Mergers and Acquisitions Committee Member	4,000

DUOLINGO 2026 PROXY STATEMENT	56

In addition, each (i) newly appointed or elected non-employee director was entitled to be granted RSUs covering a number of shares of our common stock calculated by dividing (a) $360,000 by (b) the closing trading price of our common stock as of the date of grant (or if the date of grant is not a trading day, the immediately preceding trading day), rounded down to the nearest whole share (the “Initial Grant”), and (ii) each non-employee director who had served for at least six months as of the date of each annual stockholders’ meeting was entitled to be granted RSUs covering a number of shares of our common stock calculated by dividing (a) $180,000 by (b) the closing trading price of our common stock as of the date of grant (or if the date of grant is not a trading day, the immediately preceding trading day), rounded down to the nearest whole share, automatically on the date of each annual stockholders’ meeting thereafter (the “Annual Grant”). The Initial Grant would vest over three years, subject to continued service through each applicable vesting date. The Annual Grant would vest on the first anniversary of the date of grant, provided, that if our annual stockholders’ meeting immediately following the date of grant takes place prior to the first anniversary of the date of grant, the Annual Grant would vest immediately prior to our annual stockholders’ meeting following the date of grant, subject to continued service through each applicable vesting date.
In the event of a change in control (as defined in our 2021 Incentive Award Plan), each Initial Grant and Annual Grant, along with any stock options or other equity-based awards held by any non-employee director, will vest and, to the extent applicable, become exercisable immediately prior to such change in control.
In June 2025, we granted each of our then-serving non-employee directors an award of 379 RSUs, each of which will fully vest immediately prior to our next annual stockholders’ meeting, subject to continued service through such date.
Equity Compensation Plan Information
The following table summarizes securities available under our equity compensation plans as of December 31, 2025.

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (#) (a) (2)	Weighted average per share exercise price of outstanding options, warrants and rights ($) (b) (3)	Number of securities remaining available under equity compensation plans (excluding securities reflected in column (a)) (4)
Equity compensation plans approved by security holders (1)	858,691	$18.38	12,529,978
Equity compensation plans not approved by security holders	—	—	—
Total	858,691	$18.38	12,529,978
___________________
(1)Consists of the 2011 Equity Incentive Plan (2011 Plan), the 2021 Incentive Award Plan (2021 Plan) and the 2021 Employee Stock Purchase Plan (2021 ESPP).
(2)Includes 858,691 outstanding options to purchase shares under the 2011 Plan.
(3)As of December 31, 2025, the weighted-average exercise price of outstanding options under the 2011 Plan was $18.38.

DUOLINGO 2026 PROXY STATEMENT	57

(4)Includes 10,925,536 shares available for future issuance under the 2021 Plan and 1,604,442 shares available for issuance under the 2021 ESPP. Following the effective date of the 2021 Plan, we ceased making grants under the 2011 Plan. To the extent outstanding awards under the 2011 Plan are forfeited or lapse unexercised, the shares of common stock subject to such awards will be available for issuance under the 2021 Plan. The 2021 Plan provides for an annual increase to the number of shares available for issuance thereunder on the first day of each calendar year beginning on January 1, 2022 and ending on and including January 1, 2031, by an amount equal to the lesser of (A) 5% of the shares of our common stock outstanding (on an as converted basis) on the last day of the immediately preceding fiscal year and (B) such smaller number of shares of stock as determined by our Board of Directors; provided, however, that no more than 44,749,446 shares of Class A common stock may be issued upon the exercise of incentive stock options. The 2021 ESPP provided for an annual increase to the number of shares available for issuance thereunder on the first day of each calendar year beginning on January 1, 2022 and ending on and including January 1, 2031, by an amount equal to the lesser of (i) 1% of the shares of our common stock outstanding (on an as converted basis) on the last day of the immediately preceding fiscal year and (ii) such number of shares of common stock as determined by our Board of Directors; provided, however, no more than 8,390,521 shares of our common stock may be issued under the ESPP. As of the date of this Proxy Statement, we have not commenced offering periods under the 2021 ESPP. In February 2025, the Board waived the automatic annual increases of shares available for issuance under the ESPP for 2026 and all applicable future periods.

DUOLINGO 2026 PROXY STATEMENT	58

Stock Ownership
Security Ownership of Certain Beneficial Owners and Management
The following table sets forth information relating to the beneficial ownership of our common stock as of April 7, 2026 by:
•each person, or group of affiliated persons, known by us to beneficially own more than 5% of our voting securities;
•each of our current directors;
•each of our named executive officers for 2025; and
•all directors and executive officers as a group.
The number of shares beneficially owned by each stockholder is determined under rules issued by the SEC. Under these rules, a person is deemed to be a “beneficial” owner of a security if that person has or shares voting power or investment power, which includes the power to dispose of or to direct the disposition of such security. Except as indicated in the footnotes below, we believe, based on the information furnished to us, that the individuals and entities named in the table below have sole voting and investment power with respect to all shares of common stock beneficially owned by them, subject to any applicable community property laws.
The percentage of shares beneficially owned is computed on the basis of 40,425,975 shares of our Class A common stock and 6,356,052 shares of our Class B common stock outstanding as of April 7, 2026. Shares of our common stock that a person has the right to acquire within 60 days of April 7, 2026 are deemed outstanding for purposes of computing the percentage ownership of the person holding such rights, but are not deemed outstanding for purposes of computing the percentage ownership of any other person, except with respect to the percentage ownership of all directors and executive officers as a group.
Unless otherwise indicated below, the address for each beneficial owner listed is c/o Duolingo, Inc., 5900 Penn Avenue, Pittsburgh, Pennsylvania 15206.

	Class A (1)		Class B (1)
Name of Beneficial Owner	Number of Shares Beneficially Owned	Percentage Beneficially Owned	Number of Shares Beneficially Owned	Percentage Beneficially Owned	Percentage of Voting Power
Holders of More than 5%:
Baillie Gifford & Co (2)	4,900,679	12.1%	—	—%	2.9%
BlackRock, Inc. (3)	3,453,770	8.5%	—	—%	2.1%
FMR LLC (4)	2,761,322	6.8%	—	—%	1.6%
Capital World Investors (5)	2,343,620	5.8%	—	—%	1.4%

DUOLINGO 2026 PROXY STATEMENT	59

Named Executive Officers and Directors:
Luis von Ahn (6)	—	*	3,698,995	55.2%	40.0%
Severin Hacker (7)	72	*	3,058,858	47.7%	35.8%
Matthew Skaruppa (8)	9,845	*	—	—%	*
Natalie Glance (9)	157,966	*	—	—%	*
Robert Meese (10)	141,929	*	—	—%	*
Stephen Chen (11)	19,827	*	—	—%	*
Amy Bohutinsky (12)	30,148	*	—	—%	*
Sara Clemens	3,575	*	—	—%	*
Bing Gordon (13)	126,035	*	—	—%	*
John Lilly	6,525	*	—	—%	*
Bonnie Ross	322	*	—	—%	*
Mario Schlosser	581	*	—	—%	*
Jim Shelton	9,253	*	—	—%	*
All executive officers and directors as a group (13 persons) (14)	519,763	1.3%	6,757,853	99.9%	76.0%
___________________
*Represents less than 1%.
(1)Each share of Class A common stock is entitled to one vote, and each share of Class B common stock is entitled to 20 votes and is convertible at any time into one share of Class A common stock. The figures in this table with respect to beneficial ownership of Class A common stock do not include the shares of Class B common stock beneficially owned by the specified parties.
(2)Based solely on the Schedule 13G/A filed with the SEC on November 4, 2025, Baillie Gifford & Co. has sole voting power over 3,219,599 shares of our Class A common stock, and sole dispositive power over 4,900,679 shares of our Class A common stock. The address of the foregoing named reporting person is Calton Square, 1 Greenside Row, Edinburgh EH1 3AN, Scotland, UK.

(3)Based solely on the Schedule 13G/A filed with the SEC on November 8, 2024, BlackRock, Inc has sole voting power over 3,377,726 shares of our Class A common stock and sole dispositive power over 3,453,770 shares of our Class A common stock. The address of the foregoing named beneficial owner is 50 Hudson Yards, New York, NY 10001.

(4)Based solely on the Schedule 13G/A filed with the SEC on August 6, 2025, FMR LLC has sole voting power over 2,727,219 shares of our Class A common stock and sole dispositive power over 2,761,322 shares of our Class A common stock and Abigail P. Johnson has sole dispositive power over 2,761,322 shares of our Class A common stock. The address of the foregoing named beneficial owners are 245 Summer Street, Boston, Massachusetts 02210.

DUOLINGO 2026 PROXY STATEMENT	60

(5)Based solely on the Schedule 13G/A filed with the SEC on August 13, 2025, Capital World Investors has sole voting power over 2,335,112 shares of our Class A common stock, and sole dispositive power over 2,343,620 shares of our Class A common stock. The address of the foregoing named reporting person is 333 South Hope Street, 55th Floor, Los Angeles, California 90071.

(6)Includes (i) 3,352,995 shares of our Class B common stock held directly by Dr. von Ahn, (ii) 226,000 shares of our Class B common stock that may be acquired pursuant to the exercise of stock options within 60 days of April 7, 2026 and (iii) 120,000 PSUs of Class B common stock to be released within 60 days of April 7, 2026.
(7)Includes (i) 2,826,917 shares of our Class B common stock held directly by a family trust of which Dr. Hacker is a trustee, (ii) 171,941 shares of our Class B common stock held directly by Dr. Hacker, and (iii) 60,000 PSUs of Class B common stock to be released within 60 days of April 7, 2026.
(8)Includes (i) 5,859 shares of Class A common stock issuable upon the vesting of RSUs held by Mr. Skaruppa within 60 dates of April 7, 2026. Mr. Skaruppa stepped down as our Chief Financial Officer effective February 23, 2026.
(9)Includes (i) 39,547 shares of our Class A common stock that may be acquired by Ms. Glance pursuant to the exercise of stock options within 60 days of April 7, 2026, and (ii) 5,289 shares of Class A common stock issuable upon the vesting of RSUs held by Ms. Glance within 60 days of April 7, 2026.
(10)Includes 3,152 shares of Class A common stock issuable upon the vesting of RSUs held by Mr. Meese within 60 days of April 7, 2026.

(11)Includes (i) 706 shares of our Class A common stock that may be acquired by Mr. Chen pursuant to the exercise of stock options within 60 days of April 7, 2026, and (ii) 2,797 shares of Class A common stock issuable upon the vesting of RSUs held by Mr. Chen within 60 days of April 7, 2026.

(12)Includes 25,000 shares of our Class A common stock that may be acquired by Ms. Bohutinsky pursuant to the exercise of stock options within 60 days of April 7, 2026.

(13)Includes 50,000 shares of our Class A common stock that may be acquired by Mr. Gordon pursuant to the exercise of stock options within 60 days of April 7, 2026.
(14)Consists of: (i) 373,272 shares of Class A common stock held directly; (ii) 6,351,853 shares of Class B common stock held directly; (iii) 226,000 shares of Class B common stock that may be acquired pursuant to the exercise of stock options within 60 days of April 7, 2026; (iv) 180,000 PSUs of Class B common stock to be released within 60 days of April 7, 2026; (v) 135,253 shares of Class A common stock that may be acquired pursuant to the exercise of stock options within 60 days of April 7, 2026; and (vi) 11,238 shares of Class A common stock issuable upon the vesting and settlement of RSUs within 60 days of April 7, 2026. Includes Ms. Munson in addition to all other directors and officers in the table above.
Delinquent Section 16(a) Reports
Section 16(a) of the Exchange Act requires our executive officers and directors, our principal accounting officer and persons who beneficially own more than 10% of our common stock to file with the SEC reports of their ownership and changes in their ownership of our common stock. To our knowledge, based solely on review of the copies of such reports and amendments to such reports with respect to the year ended December 31, 2025 filed with the SEC and on written representations by our directors and executive officers, all required Section 16 reports under the Exchange Act for our directors, executive officers, principal accounting officer and beneficial owners of greater than 10% of our common stock were filed on a timely basis during the year ended December 31, 2025 other than one Form 4 filed by Amy Bohutinsky, Sara Clemens, Bing Gordon, John Lilly, Gillian Munson, Bonnie Ross, Mario Schlosser and Jim Shelton, each reporting one transaction in 2025, which were inadvertently filed late.

DUOLINGO 2026 PROXY STATEMENT	61

Certain Transactions with Related Persons
Policies and Procedures on Transactions with Related Persons
Our Board of Directors recognizes that transactions with related persons present a heightened risk of conflicts of interests and/or improper valuation (or the perception thereof). Our Board has adopted a written policy on transactions with related persons, which requires that our Audit Committee approve or ratify “related person transactions” (as defined in the policy) that are required to be disclosed pursuant to Item 404(a) of Regulation S-K. Item 404(a) of Regulation S-K requires disclosure, subject to certain exceptions, of transactions in which we were or are to be a participant and the amount involved exceeds $120,000 and in which any “related person” as defined under Item 404(a) of Regulation S-K had or will have a direct or indirect material interest. It is our policy that a director not participate in the approval of a related person transaction as to which he or she is a “related person.” Each of the “related person transactions” described herein entered into following the adoption of our related person transaction policy was approved in accordance with such policy.
Indemnification Agreements
We have entered into indemnification agreements with each of our current directors and executive officers. Our amended and restated certificate of incorporation and our amended and restated bylaws provide that we will indemnify our directors and officers to the fullest extent permitted by applicable law.

DUOLINGO 2026 PROXY STATEMENT	62

Stockholders Proposals and Director Nominations
Stockholders who intend to have a proposal considered for inclusion in our proxy materials for presentation at our annual meeting of stockholders to be held in 2027 (the “2027 Annual Meeting”) pursuant to Rule 14a-8 under the Exchange Act must submit the proposal to our Secretary at our offices at 5900 Penn Avenue, Pittsburgh, Pennsylvania 15206, in writing not later than December 18, 2026.
Stockholders intending to present a proposal at our 2027 Annual Meeting, but not to include the proposal in our proxy statement, or to nominate a person for election as a director, must comply with the requirements set forth in our Bylaws. Our Bylaws require, among other things, that our Secretary receive written notice from the stockholder of record of their intent to present such proposal or nomination not earlier than the close of business on the 120th day and not later than the close of business on the 90th day prior to the first anniversary of the preceding year’s annual meeting of stockholders. Therefore, we must receive notice of such a proposal or nomination for the 2027 Annual Meeting no earlier than the close of business on February 3, 2027 and no later than the close of business on March 5, 2027. The notice must contain the information required by our Bylaws. In the event that the date of the 2027 Annual Meeting is more than 30 days before or more than 60 days after June 3, 2027, then our Secretary must receive such written notice not earlier than the close of business on the 120th day prior to the 2027 Annual Meeting and not later than the close of business of the 90th day prior to the 2027 Annual Meeting or, if later, the 10th day following the day on which public disclosure of the date of such meeting is first made by us. SEC rules permit management to vote proxies in its discretion in certain cases if the stockholder does not comply with this deadline and, in certain other cases notwithstanding the stockholder’s compliance with this deadline.
In addition to satisfying the foregoing requirements under our bylaws, stockholders who intend to solicit proxies in support of director nominees other than our nominees must provide notice that sets forth the information required by rule 14a-19 under the Exchange Act.
We reserve the right to reject, rule out of order or take other appropriate action with respect to any proposal that does not comply with these or other applicable requirements.
In connection with our solicitation of proxies for our 2026 annual meeting of stockholders, we intend to file a Proxy Statement and WHITE proxy card with the SEC. Stockholders may obtain our proxy statement (and any amendments and supplements thereto) and other documents as and when filed with the SEC without charge from the SEC’s website at www.sec.gov.

DUOLINGO 2026 PROXY STATEMENT	63

Householding
SEC rules permit companies and intermediaries such as brokers to satisfy delivery requirements for proxy statements and notices with respect to two or more stockholders sharing the same address by delivering a single proxy statement or a single notice addressed to those stockholders. This process, which is commonly referred to as “householding,” provides cost savings for companies and helps the environment by conserving natural resources. Some brokers household proxy materials, delivering a single proxy statement or notice to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that they will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate proxy statement or notice, or if your household is receiving multiple copies of these documents and you wish to request that future deliveries be limited to a single copy, please notify your broker. You can also request prompt delivery of a copy of this Proxy Statement and the Annual Report by contacting the Broadridge Financial Solutions, Inc. at (866) 540-7095 or in writing at Broadridge, Householding Department, 51 Mercedes Way, Edgewood, New York 11717.

DUOLINGO 2026 PROXY STATEMENT	64

2025 Annual Report
Our 2025 Annual Report, including our Annual Report on Form 10-K for the fiscal year ended December 31, 2025, is being mailed with this Proxy Statement to those stockholders that receive this Proxy Statement in the mail. Stockholders that receive the Notice and Access Card can access our 2025 Annual Report, including our Annual Report, at www.proxyvote.com.
Our Annual Report on Form 10-K for the fiscal year ended December 31, 2025 has also been filed with the SEC. It is available free of charge at the SEC’s website at www.sec.gov. Upon written request by a stockholder, we will mail without charge a copy of our Annual Report on Form 10-K, including the financial statements and financial statement schedules, but excluding exhibits. Exhibits to the Annual Report on Form 10-K are available upon payment of a reasonable fee, which is limited to our expenses in furnishing the requested exhibit. All requests should be directed to the Corporate Secretary, Duolingo, Inc., 5900 Penn Avenue, Pittsburgh, Pennsylvania 15206.

DUOLINGO 2026 PROXY STATEMENT	65

Your vote is important. Please promptly vote your shares by following the instructions for voting on the Notice and Access Card or, if you received a paper or electronic copy of our proxy materials, by completing, signing, dating and returning your proxy card or by Internet or telephone voting as described on your proxy card.

By Order of the Board of Directors

Luis von Ahn
Chief Executive Officer
Pittsburgh, Pennsylvania
April 17, 2026

DUOLINGO 2026 PROXY STATEMENT	66

Proxy Card

duolingo

DUOLINGO, INC.
5900 PENN AVENUE
PITTSBURGH, PA 15206

SCAN TO
VIEW MATERIALS & VOTE

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com or scan the QR Barcode above**

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet, and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

During The Meeting - Go to **www.virtualshareholdermeeting.com/DUOL2026**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V94000-P46448

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

DUOLINGO, INC.

The Board of Directors recommends you vote FOR the following:

	For All	Withhold All	For All Except
Vote on Directors	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

1. Election of Class II Directors

Nominees:

01) Amy Bohutinsky
02) Bonnie Ross
03) Jim Shelton

Vote on Proposals

The Board of Directors recommends you vote FOR the following proposals:	**For**	**Against**	**Abstain**
2. To ratify the appointment of Deloitte & Touche LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2026.	☐	☐	☐
3. To approve, on an advisory (non-binding) basis, the compensation of the Company's named executive officers.	☐	☐	☐

Note: To transact such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

DUOLINGO 2026 PROXY STATEMENT	67

at www.virtualshareholdermeeting.com/DUOL2026, and any adjournment or postponement thereof.
THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED BY THE STOCKHOLDER(S). IF NO SUCH
DIRECTIONS ARE MADE, THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE BOARD OF DIRECTORS'
RECOMMENDATIONS AS INDICATED ON THE REVERSE SIDE, AND IN THE DISCRETION OF THE PROXIES WITH RESPECT
TO SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING.
PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED REPLY ENVELOPE.
CONTINUED AND TO BE SIGNED ON REVERSE SIDE

V94001-P46448

duolingo

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

ANNUAL MEETING OF STOCKHOLDERS
June 3, 2026

The undersigned stockholder(s) hereby appoint(s) Luis von Ahn, Stephen Chen and Gillian Munson, or any of them, as proxies, each with the power to appoint his substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common Stock of DUOLINGO, INC. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 11:00 am, Eastern Time on June 3, 2026, at www.virtualshareholdermeeting.com/DUOL2026, and any adjournment or postponement thereof.

CONTINUED AND TO BE SIGNED ON REVERSE SIDE

DUOLINGO 2026 PROXY STATEMENT	68